UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices) - (Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2021

Date of reporting period: January 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2021 ANNUAL REPORT

January 31, 2021

CONTINUOUS CAPITAL EMERGING MARKETS FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

CCEM0121

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTINUOUS CAPITAL EMERGING MARKETS FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the ongoing media coverage of sickness and death, the development and rollout of vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership has left you longing for the possibility of brighter days ahead.

During periods of uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Emerging Markets Overview

January 31, 2021 (Unaudited)

For the 12-month period ended January 31, 2021, global equity markets, as represented by the MSCI ACWI Index, gained 17.0% while emerging markets, as represented by the MSCI Emerging Markets Index, rose 27.9%.

After sharp declines early in the fiscal year due to the emergence of the novel coronavirus, markets recovered from the initial selloffs following supportive stimulus policies and rate cuts enacted over the course of the year by central banks around the world. Later in the year, sentiment also improved due to progress made in vaccine development and rollout – and, most significantly, on news of the efficacy of the vaccines developed by Pfizer-BioNTech and Moderna. This capped off a remarkable nine-month global rally in the stock market even as economic growth in many countries plunged. The U.S. was particularly hard hit as real gross domestic product growth contracted by 2.3% for calendar-year 2020, or just over $500 billion, due to a massive decrease in the second quarter as many industries were restricted to help slow the spread of COVID-19.

Emerging-market economies were among the earliest to shut down as a result of the pandemic and the earliest to reopen. As a result, emerging-market stocks posted solid gains for a second consecutive year, led by China (up 46.0%), Taiwan (up 57.6%) and South Korea (up 54.6%). Latin America did not fare as well as Asia-Pacific countries, however. Colombia (down 24.8%), Brazil (down 19.3%) and Mexico (down 7.3%) were affected by slower-than-average economic recoveries. From a sector standpoint, the Information Technology (up 73.3%) and Health Care (57.4%) sectors were the two highest-returning sectors within emerging markets for the fiscal year.

2

American Beacon Continuous Capital Emerging Markets FundSM Performance Overview

January 31, 2021 (Unaudited)

The Investor Class of the American Beacon Continuous Capital Emerging Markets Fund (the “Fund”) returned 20.21% for the 12 months ended January 31, 2021. The Fund underperformed the MSCI Emerging Markets Index (the “Index”) return of 27.90% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 12/17/2018 Through 1/31/2021

Total Returns for the Period ended January 31, 2021

	Ticker	1 Year	Since Inception (12/17/2018)	Value of $10,000 12/17/2018- 1/31/2021
R5 Class**(1,3)	CCEIX	20.65%	17.92%	$14,190
Y Class (1,3)	CCEYX	20.56%	17.88%	$14,181
Investor Class (1,3)	CCEPX	20.21%	17.48%	$14,079

MSCI Emerging Markets Index (2)		27.90%	18.88%	$14,443

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The MSCI® information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. One cannot directly invest in an index.

3

American Beacon Continuous Capital Emerging Markets FundSM Performance Overview

January 31, 2021 (Unaudited)

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 5.16%, 5.32% and 7.26%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the one-year period ending January 31, 2021, the Fund underperformed the Index primarily through stock selection. Sector allocation also detracted from relative returns.

Most of the Fund’s underperformance related to security selection was attributed to holdings in the Information Technology and Health Care sectors. In the Information Technology sector, underweight positions relative to the Index in Taiwan Semiconductor Manufacturing Co., Ltd. (up 103.9%) and Samsung Electronics Co., Ltd. (up 60.6%) detracted the most from relative performance. In the Health Care sector, CSPC Pharmaceutical Group Limited (down 95.1%) and SSY Group Limited (down 22.4%) hurt performance. The aforementioned performance was somewhat offset by security selection in the Consumer Staples sector. Luzhou Laojiao Co., Ltd., Class A (up 219.8%) and Anhui Gujing Distillery Co., Ltd. (up 91.3%) contributed to returns.

From a sector allocation perspective, underweight allocations to the Consumer Discretionary and Communications Services sectors (up 50.8% and 45.9%, respectively) detracted from relative returns. Conversely, an underweight allocation to the Financials sector (down 4.8%) contributed to relative performance.

Looking forward, the Fund’s sub-advisor will continue to focus on its iterative investment process of constructing a portfolio of high-quality companies with consistent value and income characteristics.

Top Ten Holdings (% Net Assets)
Alibaba Group Holding Ltd., Sponsored ADR		3.1
Tencent Holdings Ltd.		3.1
China Merchants Bank Co., Ltd., Class A		1.5
Taiwan Semiconductor Manufacturing Co., Ltd.		1.5
Naspers Ltd., Class N		1.5
MediaTek, Inc.		0.8
Hong Kong Exchanges & Clearing Ltd.		0.8
Carabao Group PCL, Class F		0.8
NAVER Corp.		0.8
ASMedia Technology, Inc.		0.8

Total Fund Holdings	143

Sector Allocation (% Equities)
Information Technology		22.1
Consumer Discretionary		19.4
Financials		12.0
Consumer Staples		11.8
Communication Services		9.7
Health Care		6.2
Industrials		5.6
Materials		5.6
Energy		3.2
Utilities		2.9
Real Estate		1.5

4

American Beacon Continuous Capital Emerging Markets FundSM

Performance Overview

January 31, 2021

Country Allocation (% Equities)
China	34.7
Taiwan	14.7
India	13.9
Republic of Korea	12.0
Brazil	4.7
Hong Kong	3.7
South Africa	3.0
Russia	2.7
Thailand	2.3
Indonesia	2.0
Poland	1.4
Mexico	1.3
Malaysia	0.8
Singapore	0.7
Philippines	0.7
Argentina	0.7
Saudi Arabia	0.7

5

American Beacon FundSM

Expense Examples

January 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2020 through January 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Continuous Capital Emerging Markets FundSM

Expense Examples

January 31, 2021 (Unaudited)

	Beginning Account Value 8/1/2020	Ending Account Value 1/31/2021	Expenses Paid During Period 8/1/2020-1/31/2021*
R5 Class**
Actual	$1,000.00	$1,159.00	$6.24
Hypothetical***	$1,000.00	$1,019.36	$5.84
Y Class
Actual	$1,000.00	$1,158.20	$6.78
Hypothetical***	$1,000.00	$1,018.85	$6.34
Investor Class
Actual	$1,000.00	$1,156.60	$8.29
Hypothetical***	$1,000.00	$1,017.45	$7.76

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.15%, 1.25%, and 1.53% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

7

American Beacon FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and the Shareholders of American Beacon Continuous Capital Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Continuous Capital Emerging Markets Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for the years ended January 31, 2021 and 2020 and for the period from December 17, 2018 (commencement of operations) through January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for the years ended January 31, 2021 and 2020 and for the period from December 17, 2018 (commencement of operations) through January 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

March 26, 2021

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2021

	Shares	Fair Value

Argentina - 0.66% (Cost $83,985)

Common Stocks - 0.66%
MercadoLibre, Inc.A	113	$201,085

Brazil - 4.49%

Common Stocks - 3.90%
Ambipar Participacoes e Empreendimentos S.A.A	40,700	187,603
B3 S.A. - Brasil Bolsa Balcao	19,106	208,820
Hypera S.A.	33,300	196,523
Magazine Luiza S.A.	43,400	200,446
Notre Dame Intermedica Participacoes S.A.	12,000	207,260
Vale S.A.	12,200	196,109

Total Common Stocks		1,196,761

Preferred Stocks - 0.59%
Petroleo Brasileiro S.A.B	37,300	181,953

Total Brazil (Cost $1,255,192)		1,378,714

China - 33.29%

Common Stocks - 33.29%
Airtac International GroupC	5,500	196,836
Alibaba Group Holding Ltd., BDRA	25,600	233,242
Alibaba Group Holding Ltd.A C	14,394	455,090
Alibaba Group Holding Ltd., Sponsored ADRA	919	233,270
Alibaba Group Holding Ltd., Sponsored ADRA C	941	240,225
ANTA Sports Products Ltd.C	12,700	211,604
Baidu, Inc., Sponsored ADRA	944	221,859
China Gas Holdings Ltd.C	56,800	201,948
China Kepei Education Group Ltd.C	297,708	208,944
China Lesso Group Holdings Ltd.C	131,500	218,013
China Mengniu Dairy Co., Ltd.A C	33,800	202,380
China Merchants Bank Co., Ltd., Class AC	30,104	238,305
China Merchants Bank Co., Ltd., Class HC	30,700	237,064
China Tourism Group Duty Free Corp. Ltd., Class AC	4,900	222,517
CSPC Pharmaceutical Group Ltd.C	190,400	194,197
East Money Information Co., Ltd., Class AC	38,400	208,279
ENN Energy Holdings Ltd.C	14,594	226,035
Guangdong Investment Ltd.C	117,500	205,703
Guangdong Xinbao Electrical Appliances Holdings Co., Ltd., Class AC	27,994	213,996
JD.com, Inc., ADRA C	2,320	205,720
JD.com, Inc., ADRA	2,451	217,379
JD.com, Inc., Class AA C	5,000	222,673
Kweichow Moutai Co., Ltd., Class AC	680	222,835
Li Ning Co., Ltd.C	32,800	206,528
Livzon Pharmaceutical Group, Inc., Class HC	55,700	205,880
Longfor Group Holdings Ltd.C D	37,424	210,757
LONGi Green Energy Technology Co., Ltd., Class AC	12,500	206,128
Luxshare Precision Industry Co., Ltd., Class AC	24,929	203,415
Luzhou Laojiao Co., Ltd., Class AC	5,500	219,437
Meituan, Class BA C	4,500	205,254
NetEase, Inc.C	9,800	224,661
NetEase, Inc., ADR	1,922	221,011
New Oriental Education & Technology Group, Inc., Sponsored ADRA	1,117	187,097
Prosus N.V.A C	3,933	456,479
Prosus N.V., Sponsored ADRE	9,641	225,985
S-Enjoy Service Group Co., Ltd.A C	79,000	205,291
Shanghai Pharmaceuticals Holding Co., Ltd., Class HC	116,403	201,638
Shenzhou International Group Holdings Ltd.C	11,400	225,434

See accompanying notes

9

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2021

	Shares	Fair Value

China - 33.29% (continued)

Common Stocks - 33.29% (continued)
SITC International Holdings Co., Ltd.C	98,000	$224,331
Tencent Holdings Ltd.A C	2,651	234,804
Tencent Holdings Ltd.C	2,699	236,279
Tencent Holdings Ltd., ADR	2,636	235,421
Tencent Holdings Ltd., ADRC	2,651	232,916
Wuliangye Yibin Co., Ltd., Class AC	4,800	216,439
Xinyi Solar Holdings Ltd.C	88,000	194,446

Total Common Stocks		10,217,745

Total China (Cost $8,348,626)		10,217,745

Hong Kong - 3.54%

Common Stocks - 3.54%
AIA Group Ltd.C	17,000	208,291
AIA Group Ltd., Sponsored ADRE	4,168	200,814
Hong Kong Exchanges & Clearing Ltd.C	3,700	237,678
JS Global Lifestyle Co., Ltd.C D	101,500	229,075
Techtronic Industries Co., Ltd.C	14,000	209,914

Total Common Stocks		1,085,772

Total Hong Kong (Cost $788,931)		1,085,772

India - 13.40%

Common Stocks - 13.40%
Aarti Drugs Ltd.C	21,049	196,092
Coromandel International Ltd.C	18,629	215,177
Deepak Nitrite Ltd.C	16,150	214,309
Dhanuka Agritech Ltd.C	19,304	196,432
EPL Ltd.C	58,695	196,288
Granules India Ltd.C	44,442	203,485
Gujarat Gas Ltd.C	42,396	215,167
HCL Technologies Ltd.C	16,846	210,564
HDFC Bank Ltd.A C	10,320	196,668
HDFC Bank Ltd., ADRA	2,925	210,892
Housing Development Finance Corp. Ltd.C	5,768	190,302
ICICI Bank Ltd.A C	27,827	206,564
Infosys Ltd.C	13,012	221,955
Infosys Ltd., Sponsored ADR	12,500	211,000
Infosys Ltd., Sponsored ADRC	11,642	196,152
Laurus Labs Ltd.C D	44,651	210,035
Reliance Industries Ltd.C	7,774	194,869
Reliance Industries Ltd., GDRC D	3,886	198,011
Tata Consultancy Services Ltd.C	5,000	214,383
Varun Beverages Ltd.C	17,515	214,063

Total Common Stocks		4,112,408

Total India (Cost $3,443,820)		4,112,408

Indonesia - 1.92%

Common Stocks - 1.92%
Bank Central Asia Tbk PTC	84,306	203,298
Indofood Sukses Makmur Tbk PTC	444,258	191,718
Industri Jamu Dan Farmasi Sido Muncul Tbk PTC	3,729,248	194,180

Total Common Stocks		589,196

Total Indonesia (Cost $558,440)		589,196

See accompanying notes

10

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2021

	Shares	Fair Value

Malaysia - 0.74%

Common Stocks - 0.74%
TIME dotCom BhdC	65,582	$225,895

Warrants - 0.00%
Serba Dinamik Holdings BhdA	21,504	1,011

Total Malaysia (Cost $171,860)		226,906

Mexico - 1.24%

Common Stocks - 1.24%
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	111,000	194,990
Wal-Mart de Mexico S.A.B. de C.V.	65,000	185,085

Total Common Stocks		380,075

Total Mexico (Cost $338,850)		380,075

Philippines - 0.69% (Cost $184,728)

Common Stocks - 0.69%
Century Pacific Food, Inc.C	578,600	210,649

Poland - 1.40%

Common Stocks - 1.40%
Dino Polska S.A.A C D	2,999	210,457
LiveChat Software S.A.C	7,336	220,055

Total Common Stocks		430,512

Total Poland (Cost $399,111)		430,512

Republic of Korea - 11.53%

Common Stocks - 10.12%
AfreecaTV Co., Ltd.C	3,612	199,028
DongKook Pharmaceutical Co., Ltd.C	7,791	216,093
Hansol Chemical Co., Ltd.C	1,244	213,364
Kakao Corp.A C	544	213,321
KB Financial Group, Inc.A C	4,947	178,947
Kolmar BNH Co., Ltd.C	4,349	189,839
LEENO Industrial, Inc.C	1,585	217,382
NAVER Corp.C	757	232,215
NHN KCP Corp.C	3,634	189,222
NICE Information Service Co., Ltd.C	10,269	194,602
NOVAREX Co., Ltd.C	5,946	192,396
Orion Corp/Republic of KoreaC	1,942	208,417
Samsung Electronics Co., Ltd.C	3,133	228,652
Samsung Electronics Co., Ltd., GDRC	249	433,257

Total Common Stocks		3,106,735

Preferred Stocks - 1.41%
LG Household & Health Care Ltd.B C	332	207,419
Samsung Electronics Co., Ltd.B C	3,474	226,314

Total Preferred Stocks		433,733

Total Republic of Korea (Cost $2,925,787)		3,540,468

Russia - 2.57%

Common Stocks - 2.57%
Novatek PJSC, Sponsored GDRC	1,055	175,424
Polymetal International PLCC	9,250	200,315
Polyus PJSC, GDRC	2,187	205,874

See accompanying notes

11

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2021

	Shares	Fair Value

Russia - 2.57% (continued)

Common Stocks - 2.57% (continued)
Sberbank of Russia PJSC, Sponsored ADRC	15,108	$206,311

Total Common Stocks		787,924

Total Russia (Cost $793,576)		787,924

Saudi Arabia - 0.64% (Cost $200,746)

Common Stocks - 0.64%
Saudi Arabian Oil Co.C D	21,302	197,428

Singapore - 0.72% (Cost $180,994)

Common Stocks - 0.72%
Keppel DC REITC	99,314	222,327

South Africa - 2.87%

Common Stocks - 2.87%
MultiChoice Group Ltd.C	21,100	179,881
Naspers Ltd., Class NC	2,058	474,156
Naspers Ltd., Class N, Sponsored ADR	4,906	226,461

Total Common Stocks		880,498

Total South Africa (Cost $691,395)		880,498

Taiwan - 14.09%

Common Stocks - 14.07%
ASMedia Technology, Inc.C	3,420	231,588
Chailease Holding Co., Ltd.C	33,958	188,172
International Games System Co., Ltd.C	7,700	213,673
Lotes Co., Ltd.C	11,591	215,406
MediaTek, Inc.C	7,600	238,214
Micro-Star International Co., Ltd.C	46,400	215,627
Novatek Microelectronics Corp.C	16,000	225,597
Parade Technologies Ltd.C	4,983	214,498
Poya International Co., Ltd.C	10,450	216,487
Realtek Semiconductor Corp.C	14,123	228,190
Simplo Technology Co., Ltd.C	16,270	210,160
Sinbon Electronics Co., Ltd.C	24,890	222,800
Taiwan Semiconductor Manufacturing Co., Ltd., BDR	14,000	214,526
Taiwan Semiconductor Manufacturing Co., Ltd.C	11,300	238,598
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	1,903	231,253
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADRC	1,909	232,263
Topco Scientific Co., Ltd.C	46,315	195,932
Tripod Technology Corp.C	45,075	207,469
Uni-President Enterprises Corp.C	76,410	185,747
Yuanta Financial Holding Co., Ltd.C	269,009	191,391

Total Common Stocks		4,317,591

Preferred Stocks - 0.02%
Chailease Holding Co., Ltd.A B C	1,690	6,004

Total Taiwan (Cost $3,277,606)		4,323,595

Thailand - 2.17%

Common Stocks - 2.16%
Carabao Group PCL, Class F	48,495	235,751
JMT Network Services PCL, Class F	177,800	219,800

See accompanying notes

12

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2021

	Shares	Fair Value

Thailand - 2.17% (continued)

Common Stocks - 2.16% (continued)
TQM Corp. PCL, NVDRC	52,200	$208,449

Total Common Stocks		664,000

Warrants - 0.01%
JMT Network Services PCLA	17,119	3,975

Total Thailand (Cost $558,688)		667,975

SECURITIES LENDING COLLATERAL - 0.98% (Cost $299,541)

Investment Companies - 0.98%
American Beacon U.S. Government Money Market Select Fund, 0.01%F G	299,541	299,541

TOTAL INVESTMENTS - 96.94% (Cost $24,501,876)		29,752,818
OTHER ASSETS, NET OF LIABILITIES - 3.06%		938,417

TOTAL NET ASSETS - 100.00%		$30,691,235

Percentages are stated as a percent of net assets.

A Non-income producing security.

B A type of Preferred Stock that has no maturity date.

C Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $23,962,656 or 78.08% of net assets.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,255,763 or 4.09% of net assets. The Fund has no right to demand registration of these securities.

E All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at January 31, 2021 (Note 8).

F 7-day yield.

G The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

BDR - Brazilian Depositary Receipt.

GDR - Global Depositary Receipt.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2021, the investments were classified as described below:

Continuous Capital Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Argentina	$201,085	$-	$-	$201,085
Brazil	1,196,761	-	-	1,196,761
China	1,775,264	8,442,481	-	10,217,745
Hong Kong	200,814	884,958	-	1,085,772
India	421,892	3,690,516	-	4,112,408
Indonesia	-	589,196	-	589,196
Malaysia	-	225,895	-	225,895
Mexico	380,075	-	-	380,075
Philippines	-	210,649	-	210,649
Poland	-	430,512	-	430,512
Republic of Korea	-	3,106,735	-	3,106,735
Russia	-	787,924	-	787,924
Saudi Arabia	-	197,428	-	197,428

See accompanying notes

13

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2021

Continuous Capital Emerging Markets Fund (continued)	Level 1	Level 2	Level 3	Total
Singapore	$-	$222,327	$-	$222,327
South Africa	226,461	654,037	-	880,498
Taiwan	445,779	3,871,812	-	4,317,591
Thailand	455,551	208,449	-	664,000
Foreign Preferred Stocks
Brazil	181,953	-	-	181,953
Republic of Korea	-	433,733	-	433,733
Taiwan	-	6,004	-	6,004
Foreign Warrants
Malaysia	1,011	-	-	1,011
Thailand	3,975	-	-	3,975
Securities Lending Collateral	299,541	-	-	299,541

Total Investments in Securities - Assets	$5,790,162	$23,962,656	$-	$29,752,818

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

14

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Assets and Liabilities

January 31, 2021

Assets:
Investments in unaffiliated securities, at fair value†§	$29,453,277
Investments in affiliated securities, at fair value‡	299,541
Foreign currency, at fair value^	643
Dividends and interest receivable	20,801
Receivable for investments sold	741,449
Receivable for fund shares sold	727,221
Receivable for tax reclaims	450
Receivable for expense reimbursement (Note 2)	36,507
Prepaid expenses	68,719

Total assets	31,348,608

Liabilities:
Payable for fund shares redeemed	663
Dividends and interest expense payable	146,267
Management and sub-advisory fees payable (Note 2)	22,854
Service fees payable (Note 2)	429
Transfer agent fees payable (Note 2)	2,916
Payable upon return of securities loaned (Note 8)§	299,541
Custody and fund accounting fees payable	24,621
Professional fees payable	76,937
Trustee fees payable (Note 2)	173
Payable for prospectus and shareholder reports	3,579
Other liabilities	79,393

Total liabilities	657,373

Net assets	$30,691,235

Analysis of net assets:
Paid-in-capital	$25,767,453
Total distributable earnings (deficits)A	4,923,782

Net assets	$30,691,235

Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	128,409

Y Class	1,984,313

Investor Class	118,035

Net assets:
R5 ClassB	$1,768,659

Y Class	$27,309,685

Investor Class	$1,612,891

Net asset value, offering and redemption price per share:
R5 ClassB	$13.77

Y Class	$13.76

Investor Class	$13.66

† Cost of investments in unaffiliated securities	$24,202,335
‡ Cost of investments in affiliated securities	$299,541
§ Fair value of securities on loan	$370,506
^ Cost of foreign currency	$643

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

15

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Operations

For the year ended January 31, 2021

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$249,014
Dividend income from affiliated securities (Note 2)	1,760
Interest income	870
Income derived from securities lending (Note 8)	585

Total investment income	252,229

Expenses:
Management and sub-advisory fees (Note 2)	146,472
Transfer agent fees:
R5 Class (Note 2)A	664
Y Class (Note 2)	12,922
Investor Class	1,462
Custody and fund accounting fees	96,569
Professional fees	108,267
Registration fees and expenses	54,086
Service fees (Note 2):
Investor Class	2,427
Prospectus and shareholder report expenses	15,179
Trustee fees (Note 2)	1,226
Loan expense (Note 9)	104
Other expenses	18,326

Total expenses	457,704

Net fees waived and expenses (reimbursed) (Note 2)	(250,146)

Net expenses	207,558

Net investment income	44,671

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesB	(23,898)
Foreign currency transactions	(45,616)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	4,641,483
Foreign currency transactions	(143)

Net gain from investments	4,571,826

Net increase in net assets resulting from operations	$4,616,497

† Foreign taxes	$36,512

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

16

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Changes in Net Assets

	Year Ended January 31, 2021	Year Ended January 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$44,671	$117,740
Net realized (loss) from investments in unaffiliated securities and foreign currency transactions	(69,514)	(64,861)
Change in net unrealized appreciation of investments in unaffiliated securities and foreign currency transactions	4,641,340	295,202

Net increase in net assets resulting from operations	4,616,497	348,081

Distributions to shareholders:
Total retained earnings:
R5 ClassA	(7,975)	(76,776)
Y Class	(126,757)	(64,411)
Investor Class	(5,105)	(3,856)

Net distributions to shareholders	(139,837)	(145,043)

Capital share transactions (Note 10):
Proceeds from sales of shares	27,907,849	3,523,891
Reinvestment of dividends and distributions	139,496	62,374
Cost of shares redeemed	(8,729,111)	(145,508)

Net increase in net assets from capital share transactions	19,318,234	3,440,757

Net increase in net assets	23,794,894	3,643,795

Net assets:
Beginning of period	6,896,341	3,252,546

End of period	$30,691,235	$6,896,341

A Formerly known as Institutional Class.

See accompanying notes

17

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2021, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Continuous Capital Emerging Markets Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Fund offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

18

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

19

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.350%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Continuous Capital LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Next $500 million	0.50%
Over $1 billion	0.475%

The Management and Sub-Advisory Fees paid by the Fund for the year ended January 31, 2021 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$58,625
Sub-Advisor Fees	0.525%	87,847

Total	0.875%	$146,472

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended January 31, 2021, the Manager received securities lending fees of $72 for the securities lending activities of the Fund.

Distribution Plans

The Fund has utilized a “defensive” Distribution Plan (the “Plan”) pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the use of management fees received by the Manager and/or the investment advisors hired by the Manager for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.375% of the average daily net assets of the Investor Class of the Fund.

20

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended January 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Continuous Capital Emerging Markets	$12,857

As of January 31, 2021, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Continuous Capital Emerging Markets	$2,374

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund held the following shares with a January 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund:

Affiliated Security	Type of Transaction	Fund	January 31, 2021 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	January 31, 2021 Fair Value
U.S. Government Money Market Fund	Direct	Continuous Capital Emerging Markets Fund	$-	$-	$-	$1,760	$-
U.S. Government Money Market Fund	Securities Lending	Continuous Capital Emerging Markets Fund	299,541	-	-	N/A	299,541

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2021, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Continuous Capital Emerging Markets	$1,454	$75	$1,529

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may

21

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2021, the Fund borrowed on average $424,596 for 2 days at an average interest rate of 0.83% with interest charges of $19. The amount is recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended January 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	2/1/2020 - 1/31/2021	Reimbursed Expenses	(Recouped) Expenses
Continuous Capital Emerging Markets	R5*	1.15%	$52,608	$(2,619	)**	2023-2024
Continuous Capital Emerging Markets	Y	1.25%	187,042	–		2023-2024
Continuous Capital Emerging Markets	Investor	1.53%	10,496	–		2023-2024

*	Formerly Institutional Class.
**	This amount represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statement of Operations.

Of these amounts, $36,507 was disclosed as Receivable for Expense Reimbursement on the Statement of Assets and Liabilities at January 31, 2021.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023-2024. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover		Expiration of Reimbursed Expenses
Continuous Capital Emerging Markets	$2,619	$40,482	$-		2021-2022
Continuous Capital Emerging Markets	-	297,842		-	2022-2023

22

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a

23

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the

24

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments

25

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

(including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers

26

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

that make a market in the Section 4(a)(2) securities, thus providing liquidity. Restricted securities outstanding during the period ended January 31, 2020 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including money market funds and ETFs. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate or invest in mortgages secured by loans on such real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

China Investment Risk

Investing in securities of Chinese issuers, including A-Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks associated with programs used to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

27

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

28

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds, and exchange-traded funds (“ETFs”). To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund investment may decline, adversely affecting the Fund performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

29

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

REITs Risk.

REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks: adverse developments affecting the real estate industry; declines in the value of real estate; changes in interest rates; risks related to general and local economic conditions; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and net capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Equity,mortgage and hybrid REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers, and any REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly,the Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to indirectly paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

30

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2021.

	Remaining Contractual Maturity of the Agreements As of January 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$299,541	$ -	$-	$-	$299,541

Total Borrowings	$299,541	$ -	$-	$-	$299,541

Gross amount of recognized liabilities for securities lending transactions					$299,541

31

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the three year period ended January 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, Management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended January 31, 2021	Year Ended January 31, 2020
Distributions paid from:
Ordinary income*
R5 Class**	$7,975	$76,776
Y Class	126,757	64,411
Investor Class	5,105	3,856

Total distributions paid	$139,837	$145,043

* For tax purposes, short-term capital gains are considered ordinary income distributions.

** Formerly known as Institutional Class

As of January 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Continuous Capital Emerging Markets	$24,790,725	$5,263,341	$(381,110)	$4,882,231

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Continuous Capital Emerging Markets	$4,882,231	$170,635	$-	$(129,086)	$2	$4,923,782

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, unused capital losses, and the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies.

32

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from unrealized foreign capital gains tax as of January 31, 2021:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Continuous Capital Emerging Markets	$12,530	$(12,530)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2021, the Fund had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Continuous Capital Emerging Markets	$129,086	$–

The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Continuous Capital Emerging Markets	$32,702,026	$14,439,972

A summary of the Fund’s transactions in the USG Select Fund for the year ended January 31, 2021 were as follows:

Fund	Type of Transaction	January 31, 2020 Shares/Fair Value	Purchases	Sales	January 31, 2021 Shares/Fair Value
Continuous Capital Emerging Markets	Direct	$469,454	$22,773,610	$23,243,064	$-
Continuous Capital Emerging Markets	Securities Lending	38,556	2,281,944	2,020,959	299,541

8.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the

33

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of January 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Continuous Capital Emerging Markets	$370,506	$299,541	$89,269	$388,810

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

34

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2021

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended January 31, 2021, the Fund did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 ClassA
	Year Ended January 31, 2021		Year Ended January 31, 2020
Continuous Capital Emerging Markets Fund	Shares	Amount	Shares	Amount
Shares sold	65,498	$717,554	85,070	$1,004,856
Reinvestment of dividends	616	7,975	1	9
Shares redeemed	(280,232)	(3,385,294)	(2,684)	(31,263)

Net increase (decrease) in shares outstanding	(214,118)	$(2,659,765)	82,387	$973,602

	Y Class
	Year Ended January 31, 2021		Year Ended January 31, 2020
Continuous Capital Emerging Markets Fund	Shares	Amount	Shares	Amount
Shares sold	2,118,210	$25,743,825	209,149	$2,350,101
Reinvestment of dividends	9,804	126,757	5,303	61,460
Shares redeemed	(385,640)	(5,157,180)	(1,469)	(17,023)

Net increase in shares outstanding	1,742,374	$20,713,402	212,983	$2,394,538

	Investor Class
	Year Ended January 31, 2021		Year Ended January 31, 2020
Continuous Capital Emerging Markets Fund	Shares	Amount	Shares	Amount
Shares sold	116,635	$1,446,470	14,775	$168,934
Reinvestment of dividends	371	4,764	78	905
Shares redeemed	(16,041)	(186,637)	(8,581)	(97,222)

Net increase in shares outstanding	100,965	$1,264,597	6,272	$72,617

A Formerly known as Institutional Class.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

35

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended January 31,		December 17, 2018B to January 31,
	2021	2020	2019

Net asset value, beginning of period	$11.47	$10.85	$10.00

Income from investment operations:
Net investment income	0.30	0.27	0.01	C
Net gains on investments (both realized and unrealized)	2.06	0.65	0.84

Total income from investment operations	2.36	0.92	0.85

Less distributions:
Dividends from net investment income	(0.06)	(0.27)	–
Distributions from net realized gains	–	(0.03)	–

Total distributions	(0.06)	(0.30)	–

Net asset value, end of period	$13.77	$11.47	$10.85

Total returnD	20.65%	8.40%	8.50	%E

Ratios and supplemental data:
Net assets, end of period	$1,768,659	$3,927,688	$2,821,409
Ratios to average net assets:
Expenses, before reimbursements and recoupments	2.71%	5.15%	39.68	%F
Expenses, net of reimbursements and recoupments	1.15%	1.15%	1.15	%F
Net investment (loss), before expense reimbursements and recoupments	(0.51)%	(1.61)%	(37.54	)%F
Net investment income, net of reimbursements and recoupments	1.05%	2.39%	0.99	%F
Portfolio turnover rate	94%	116%	24	%G

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0057.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.

See accompanying notes

36

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,		December 17, 2018A to January 31,
	2021	2020	2019

Net asset value, beginning of period	$11.46	$10.85	$10.00

Income from investment operations:
Net investment income	0.05	0.20	0.01	B
Net gains on investments (both realized and unrealized)	2.31	0.71	0.84

Total income from investment operations	2.36	0.91	0.85

Less distributions:
Dividends from net investment income	(0.06)	(0.27)	–
Distributions from net realized gains	–	(0.03)	–

Total distributions	(0.06)	(0.30)	–

Net asset value, end of period	$13.76	$11.46	$10.85

Total returnC	20.67%	8.31%	8.50	%D

Ratios and supplemental data:
Net assets, end of period	$27,309,685	$2,773,744	$314,086
Ratios to average net assets:
Expenses, before reimbursements	2.72%	5.31%	44.25	%E
Expenses, net of reimbursementsF	1.25%	1.26%	1.25	%E
Net investment (loss), before expense reimbursements	(1.40)%	(1.79)%	(41.28	)%E
Net investment income, net of reimbursements	0.07%	2.26%	1.72	%E
Portfolio turnover rate	94%	116%	24	%G

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0031.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.

See accompanying notes

37

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,		December 17, 2018A to January 31,
	2021	2020	2019

Net asset value, beginning of period	$11.42	$10.84	$10.00

Income from investment operations:
Net investment income	0.08	0.21	0.01	B
Net gains on investments (both realized and unrealized)	2.22	0.67	0.83

Total income from investment operations	2.30	0.88	0.84

Less distributions:
Dividends from net investment income	(0.06)	(0.27)	–
Distributions from net realized gains	–	(0.03)	–

Total distributions	(0.06)	(0.30)	–

Net asset value, end of period	$13.66	$11.42	$10.84

Total returnC	20.21%	8.04%	8.40	%D

Ratios and supplemental data:
Net assets, end of period	$1,612,891	$194,909	$117,051
Ratios to average net assets:
Expenses, before reimbursements	3.25%	7.25%	39.63	%E
Expenses, net of reimbursements	1.53%	1.53%	1.53	%E
Net investment (loss), before expense reimbursements	(1.52)%	(3.99)%	(37.17	)%E
Net investment income, net of reimbursements	0.20%	1.73%	0.93	%E
Portfolio turnover rate	94%	116%	24	%F

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0010.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.

See accompanying notes

38

American Beacon Continuous Capital Emerging Markets FundSM

Federal Tax Information

January 31, 2021 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended January 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended January 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Continuous Capital Emerging Markets	0.00%

Qualified Dividend Income:

Continuous Capital Emerging Markets	81.60%

Long-Term Capital Gain Distributions:

Continuous Capital Emerging Markets	$-

Short-Term Capital Gain Distributions:

Continuous Capital Emerging Markets	$-

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

39

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-two funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990–2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (64)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

45

American Beacon FundsSM

Privacy Policy

January 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

46

This page intentionally left blank.

47

This page intentionally left blank.

48

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the American Beacon Continuous Capital Emerging Markets Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Continuous Capital Emerging Markets Fund are service marks of American Beacon Advisors, Inc.

AR 01/21

American Beacon® FUNDS

2021 ANNUAL REPORT

January 31, 2021

FRONTIER MARKETS INCOME FUND

NIS CORE PLUS BOND FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

FrontierNIS0121

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

FRONTIER MARKETS INCOME FUND

Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. The Fund’s investments in high-yield securities (commonly referred to as “junk bonds”) are subject to greater levels of credit, interest rate, market and liquidity risk than investment-grade securities. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

NIS CORE PLUS BOND FUND

The Fund’s investments in high-yield securities (commonly referred to as “junk bonds”) are subject to greater levels of credit, interest rate, market and liquidity risk than investment-grade securities. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds January 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the ongoing media coverage of sickness and death, the development and rollout of vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership has left you longing for the possibility of brighter days ahead.

During periods of uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Global Fixed-Income Market Overview

January 31, 2021 (Unaudited)

During the 12-month period ended January 31, 2021, the global economy was overwhelmed by the COVID-19 pandemic that emerged in early 2020, and the ensuing lockdowns and halting of economic activity led to a sharp sell-off across all risk asset classes. In response, governments and central banks around the world passed unprecedented, multi-trillion-dollar fiscal stimulus packages and reduced interest rates to new lows. In the U.S., the Federal Reserve (“Fed”) lowered its target federal funds rate to a range of 0% to 0.25%. These measures kickstarted a gradual recovery in the second quarter of 2020, which gained momentum as economic stimulus ramped up, the U.S. dollar weakened and phased re-openings began. Despite volatility from a second wave of coronavirus cases in mid-2020, the market’s momentum was largely sustained through year end. In addition, the Democratic Party’s victory in the U.S. presidential election in November quelled some uncertainty, and positive vaccine trial news (followed by regulatory approvals and vaccination program rollouts) further boosted investor sentiment. While certain countries had to reimpose various forms of lockdown as virus cases rose, and vaccine-supply shortages and distribution woes led to complications, global economic momentum was largely positive at period end.

In domestic fixed-income markets, the general appetite for risk-taking continued to improve throughout the third and fourth quarters of 2020. Interest rates remained anchored on the short end of the curve while yields started to move higher along the curve, pressuring Treasury returns. Investment-grade corporate credit spreads, as well as high-yield spreads, tightened despite heavy new issuance in both markets as investors bid up for yield. The U.S. consumer is in good shape as debt to income remains manageable (unlike 2008). Personal savings rates are at generational highs and home prices rose on a year-over-year basis. Unfortunately, these consumer metrics are at the aggregate level; many Americans are not participating in the overall prosperity. In early 2021, investors appeared to position for a fast-growing economy based on the successful rollout of vaccines, additional fiscal stimulus out of Washington, D.C., and a still-accommodative Fed. In response, the fixed-income market has also started to adjust for this scenario, with upward pressure on the longer end of the yield curve and index-level bond spreads trading at tight levels.

In frontier fixed-income markets, several countries sought debt relief in the first six months of the reporting period as credit spreads widened considerably and low oil prices affected many economies. Angola’s credit rating was downgraded on the back of poor oil-price forecasts. Lebanon was a consistent underperformer following the deadly port blast in August and subsequent resignation of the government. However, as markets began to improve near period end, frontier debt recouped some of its losses as investors were attracted to its higher yields. Ghana, El Salvador and Angola performed solidly in the final quarter driven by vaccine optimism and a recovery in oil prices. Investment-grade and high-yield bonds alternated at the top of the performance table throughout the reporting period as market sentiment shifted. Investment-grade assets generally outperformed when the pandemic first jolted markets and sparked a flight to safety. High yield then led the subsequent rally as oil prices rose, and the International Monetary Fund provided emergency funding and investor risk appetites returned.

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2021 (Unaudited)

The Investor Class of the American Beacon Frontier Markets Income Fund (the “Fund”) returned 1.56% for the 12-month period ended January 31, 2021. The Fund underperformed the JPMorgan EMBI Global Diversified Index (hard currency) (the “Index”) return of 2.55% for the period. For additional comparison, the JPMorgan GBI-EM Global Diversified Index (local currency) returned 2.92%.

Comparison of Change in Value of a $10,000 Investment for the period from 2/25/2014 through 1/31/2021

Total Returns for the Period ended January 31, 2021

	Ticker	1 Year	3 Years	5 Years	Since Inception (2/25/2014)	Value of $10,000 2/25/2014- 1/31/2021
R5 Class** (1,3)	AGEIX	1.90%	3.64%	8.36%	5.33%	$14,334
Y Class (1,3)	AGEYX	1.85%	3.58%	8.27%	5.25%	$14,254
Investor Class	AGEPX	1.56%	3.34%	8.00%	4.98%	$14,002
A Class without Sales Charge (1,3)	AGUAX	1.37%	3.21%	7.91%	4.90%	$13,936
A Class with Sales Charge (1,3)	AGUAX	-3.44%	1.55%	6.86%	4.17%	$13,272
C Class without Sales Charge (1,3)	AGECX	0.83%	2.58%	7.20%	4.17%	$13,269
C Class with Sales Charge (1,3)	AGECX	-0.17%	2.58%	7.20%	4.17%	$13,269

JPMorgan EMBI Global Diversified Index (2)		2.55%	4.68%	6.89%	5.93%	$14,906

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Performance prior to waiving fees was lower than actual returns shown for periods when fee waivers were in place for each Class. A portion of fees charged to the R5 Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017 and 2018, and partially recovered in 2019. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2021 (Unaudited)

through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2018. A portion of fees charged to the Y Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2019. A portion of fees charged to the A Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2018 and 2019. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017 and was partially recovered in 2018 and 2019. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The JPMorgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.17%, 1.23%, 1.48%, 1.50%, and 2.20%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

While the Fund performed well in a year of unprecedented volatility and uncertainty, it lagged the primary emerging-market indices due to its exposure to the smaller and more complex countries in the subset of frontier markets. Additionally, the Fund held securities denominated in local frontier-market currencies (approximately 40% of Fund assets during the period), which underperformed hard-currency issues denominated in U.S. dollars that comprise the primary indices.

The period began on the verge of an unexpected pandemic that would disrupt every financial market across the globe. Investors first started to react as the coronavirus spread outside of Asia in early 2020. Rapidly, the risk-off sentiment intensified into March 2020 as economies shuttered and markets experienced a full-blown flight to quality. Initially, frontier markets were spared from the selling as investors went to their most-liquid, on-the-run positions first. However, the contagion eventually spread to frontiers. Similarly, hard-currency bonds also sold off first as investors scrambled for liquidity, but they quickly regained favor as investors rotated back into large, on-the-run bonds, rather than small, local-currency issues. Additionally, frontier countries were prone to the weakness in commodity prices during the global slowdown given their relatively high dependence on commodity exports, such as oil.

While central banks and governments did a remarkable job of stabilizing the markets during the year, frontier countries were not quite able to catch back up to emerging markets by period end. The tremendous amount of liquidity injected into the system brought prices back up and investors back to the table. Commodities began to recover, breathing life back into frontier countries, and the International Monetary Fund’s emergency-funding programs provided much-needed liquidity. Additionally, given the historic-low levels of sovereign yields across the globe, investors were particularly attracted to the higher yields available in frontier countries. Nearly all risk asset classes outperformed during the recovery. The Fund staged a strong recovery as well, but it ended the period slightly below the primary indices.

The period ended on solid footing with clarity on the US election and coronavirus vaccines approved for distribution. Central banks confirmed their commitments to accommodative policies, and politicians were eager to provide fiscal stimulus as well. Investor optimism was supported by the tailwind of global liquidity, and the Fund’s positions in frontier markets and local currencies had momentum.

The Fund’s sub-advisors have consistently employed flexible top-down and bottom-up investment strategies to navigate opportunities within frontier-market countries. They seek to understand macroeconomic variables affecting the relationships between developed, emerging and frontier-market countries, and they incorporate country-specific analysis to identify the best risk-adjusted opportunities. This process has remained consistent since each sub-advisor’s inception with the Fund.

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
Uruguay Government International Bond, 3.875%, Due 7/2/2040		2.0
Egypt Government Bond, 14.313%, Due 10/13/2023, Series 3YR		1.8
Kenya Government International Bond, 8.250%, Due 2/28/2048		1.5
Zambia Government International Bond, 8.970%, Due 7/30/2027		1.5
Angolan Government International Bond, 8.250%, Due 5/9/2028		1.3
European Bank for Reconstruction & Development, 10.000%, Due 2/28/2023, Series EMTN		1.3
Kenya Infrastructure Bond, 12.500%, Due 1/10/2033, Series 15YR		1.3
Senegal Government International Bond, 6.750%, Due 3/13/2048		1.3
Republic of Ghana Government Bonds, 19.000%, Due 11/2/2026, Series 10Y		1.2
Ukraine Government Bond, 15.840%, Due 2/26/2025		1.2

Total Fund Holdings	224

Top Ten Country Weightings (% Investments)
Egypt		6.9
Ukraine		6.1
Supranational		5.5
Ghana		5.2
Angola		4.6
Kenya		4.6
Ivory Coast		4.2
Zambia		3.9
Dominican Republic		3.4
Senegal		3.3

Sector Allocation (% Investments)
Foreign Sovereign Obligations		87.0
Credit-Linked Notes		7.5
Financial		1.8
Industrial		1.1
Basic Materials		0.7
Consumer, Non-Cyclical		0.6
Energy		0.5
Communications		0.4
Utilities		0.4

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2021 (Unaudited)

Country Allocation (% Investments)
Egypt	6.9
Ukraine	6.1
Supranational	5.5
Ghana	5.2
Angola	4.6
Kenya	4.6
Ivory Coast	4.2
Zambia	3.9
Dominican Republic	3.4
Senegal	3.3
Uganda	3.2
Uruguay	2.9
Belarus	2.7
Pakistan	2.7
El Salvador	2.5
Nigeria	2.5
Argentina	2.3
Costa Rica	2.3
Mozambique	2.2
Tunisia	2.2
Ecuador	2.1
Iraq	2.0
Kazakhstan	2.0
Mongolia	1.5
Kyrgyzstan	1.4
Barbados	1.3
Netherlands	1.3
Sri Lanka	1.3
Benin	1.2
Tajikistan	1.2
Uzbekistan	1.1
Cameroon	1.0
Armenia	0.9
Georgia	0.9
Nicaragua	0.9
Rwanda	0.8
Congo	0.7
Gabon	0.7
Belize	0.6
Ethiopia	0.6
Papua New Guinea	0.6
Malawi	0.5
Honduras	0.4
Laos	0.4
Paraguay	0.4
South Africa	0.4
Azerbaijan	0.3
Suriname	0.2
United Republic of Tanzania	0.1

American Beacon NIS Core Plus Bond FundSM

Performance Overview

January 31, 2021 (Unaudited)

The American Beacon NIS Core Plus Bond Fund (the “Fund”) was incepted on September 10, 2020. The Y Class of the Fund returned 1.12% for the period starting September 10, 2020 and ending January 31, 2021. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) return of -0.08% for the period.

Comparison of Change in Value of a $100,000 Investment for the period from 9/10/2020 through 1/31/2021

Total Returns for the Period ended January 31, 2021

	Ticker	3 Months	Since Inception (9/10/2020)	Value of $100,000 9/10/2020- 1/31/2021
Y Class (1,3)	NISYX	1.46%	1.12%	$101,121
A Class without Sales Charge (1,3)	NISAX	1.40%	1.02%	$101,021
A Class with Sales Charge (1,3)	NISAX	-2.43%	-2.77%	$97,229
C Class without Sales Charge (1,3)	NISCX	1.21%	0.72%	$100,725
C Class with Sales Charge (1,3)	NISCX	0.21%	-0.28%	$99,725
R6 Class (1,3)	NISRX	1.49%	1.16%	$101,160

Bloomberg Barclays US Aggregate Bond Index (2)		0.40%	-0.08%	$99,810

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 3.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 1.38%, 1.63%, 2.38%, and 1.28%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon NIS Core Plus Bond FundSM

Performance Overview

January 31, 2021 (Unaudited)

The Fund’s outperformance of the Index was mainly attributable to the Fund’s overall diversification. An overweighting in corporate debt helped as bond spreads tightened thanks to an improving economic backdrop and vaccine progress. The industry positioning and security selection within corporates also benefitted the Fund relative to the Index. Likewise, the taxable municipal overweighting was advantageous as the U.S. political landscape shifted and investors were attracted to the area. The Fund also gained on security selection decisions within the municipal and structured product (ABS, CMBS, and non-agency MBS) sectors. The Fund was also underweight U.S. Treasury and Agency debt which proved useful as these areas tend to underperform when interest rates rise. Lastly, the general curve positioning helped, as yields on the long-end of the Treasury curve finally moved higher.

The Fund continues to utilize both bottom-up and top-down inputs to identify the best relative value available across the broad range of domestic fixed income instruments to benefit performance over the long term.

American Beacon NIS Core Plus Bond FundSM

Performance Overview

January 31, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.750%, Due 12/31/2024		6.7
U.S. Treasury Notes/Bonds, 1.375%, Due 8/15/2050		4.2
U.S. Treasury Notes/Bonds, 0.500%, Due 8/31/2027		3.0
U.S. Treasury Notes/Bonds, 0.375%, Due 12/31/2025		2.8
U.S. Treasury Notes/Bonds, 0.375%, Due 11/30/2025		2.2
U.S. Treasury Notes/Bonds, 0.875%, Due 11/15/2030		1.4
JPMBB Commercial Mortgage Securities Trust, 3.559%, Due 7/15/2048, 2015-C30 ASB		1.1
Mid-State Trust, 4.864%, Due 7/15/2038, 11 A1		1.1
FREMF Mortgage Trust, 3.833%, Due 11/25/2047, 2014-K41 B		1.0
U.S. Treasury Notes/Bonds, 1.625%, Due 9/30/2026		1.0

Total Fund Holdings	170

Sector Allocation (% Investments)
U.S. Treasury Obligations		24.7
Asset-Backed Obligations		15.9
Financial		14.0
Commercial Mortgage-Backed Obligations		10.6
Municipal Obligations		10.1
Collateralized Mortgage Obligations		5.3
Communications		4.0
Consumer, Non-Cyclical		3.8
Energy		3.8
Consumer, Cyclical		3.1
Basic Materials		1.6
Utilities		1.3
U.S. Agency Mortgage-Backed Obligations		0.8
Industrial		0.7
Technology		0.3

Country Allocation (% Investments)
United States		97.1
Canada		0.6
France		0.6
United Kingdom		0.6
Netherlands		0.5
Japan		0.3
Norway		0.3

American Beacon FundsSM

Expense Examples

January 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2020 through January 31, 2021 for the Frontier Markets Fund and from September 10, 2020 through January 31, 2021 for the NIS Core Plus Bond Fund.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Frontier Markets Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Frontier Markets Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

January 31, 2021 (Unaudited)

American Beacon Frontier Markets Income Fund

	Beginning Account Value 8/1/2020	Ending Account Value 1/31/2021	Expenses Paid During Period 8/1/2020-1/31/2021*
R5 Class**
Actual	$1,000.00	$1,054.10	$5.32
Hypothetical***	$1,000.00	$1,019.96	$5.23
Y Class
Actual	$1,000.00	$1,052.50	$5.62
Hypothetical***	$1,000.00	$1,019.66	$5.53
Investor Class
Actual	$1,000.00	$1,052.40	$7.02
Hypothetical***	$1,000.00	$1,018.30	$6.90
A Class
Actual	$1,000.00	$1,050.70	$7.99
Hypothetical***	$1,000.00	$1,017.34	$7.86
C Class
Actual	$1,000.00	$1,048.70	$10.81
Hypothetical***	$1,000.00	$1,014.58	$10.63

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.03%, 1.09%, 1.36%, 1.55%, and 2.10% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon NIS Core Plus Bond Fund

	Beginning Account Value 9/10/2020	Ending Account Value 1/31/2021	Expenses Paid During Period 9/10/2020-1/31/2021*
Y Clas**
Actual	$1,000.00	$1,011.20	$2.08
Hypothetical***	$1,000.00	$1,017.47	$2.09
A Class**
Actual	$1,000.00	$1,010.20	$3.06
Hypothetical***	$1,000.00	$1,016.49	$3.07
C Class**
Actual	$1,000.00	$1,007.20	$6.00
Hypothetical***	$1,000.00	$1,013.56	$6.02
R6 Class**
Actual	$1,000.00	$1,011.60	$1.69
Hypothetical***	$1,000.00	$1,017.86	$1.70

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.53%, 0.78%, 1.53%, and 0.43% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (143) by days in the year (366) to reflect the half-year period.

**	Commencement operations on September 10, 2020.
***	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Frontier Markets Income Fund, and American Beacon NIS Core Plus Bond Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (two of the series constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
American Beacon Frontier Markets Income Fund	For the year ended January 31, 2021	For the two years in the period ended January 31, 2021.	For each of the five years in the period ended January 31, 2021.

American Beacon NIS Core Plus Bond Fund	For the period September 10, 2020 (commencement of operations) through January 31, 2021.	For the period September 10, 2020 (commencement of operations) through January 31, 2021.	For the period September 10, 2020 (commencement of operations) through January 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, MA

March 26, 2021

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Angola - 4.18%

Credit - Linked Notes - 0.12%
Republic of Angola (Issuer Aurora Australis B.V.), 6.502%, Due 12/19/2023, Series EMTN, (6 - mo. USD LIBOR + 6.250%)A B		$562,500	$549,279

Foreign Sovereign Obligations - 4.06%
Angolan Government International Bond,
9.500%, Due 11/12/2025B		3,033,000	3,218,923
8.250%, Due 5/9/2028B		9,440,000	9,417,495
8.000%, Due 11/26/2029, Series 144AC		3,040,000	3,002,000
9.375%, Due 5/8/2048B		2,328,000	2,304,441

Total Foreign Sovereign Obligations			17,942,859

Total Angola (Cost $15,658,253)			18,492,138

Argentina - 2.11%

Foreign Sovereign Obligations - 2.11%
Argentine Republic Government International Bond,
1.000%, Due 7/9/2029		227,491	94,409
0.125%, Due 7/9/2030D		7,788,752	2,981,223
0.125%, Due 7/9/2035D		13,356,581	4,564,745
0.125%, Due 1/9/2038D		4,322,830	1,692,388

Total Foreign Sovereign Obligations			9,332,765

Total Argentina (Cost $12,080,076)			9,332,765

Armenia - 0.80%

Foreign Sovereign Obligations - 0.80%
Republic of Armenia International Bond,
7.150%, Due 3/26/2025B		2,340,000	2,698,694
3.950%, Due 9/26/2029, Series 144AC		820,000	830,078

Total Foreign Sovereign Obligations			3,528,772

Total Armenia (Cost $3,366,800)			3,528,772

Azerbaijan - 0.25% (Cost $1,119,293)

Credit - Linked Notes - 0.25%
Republic of Azerbaijan (Frontera Capital B.V.), 10.000%, Due 8/1/2023C	AZN	1,900,000	1,118,305

Barbados - 1.21%

Foreign Corporate Obligations - 0.07%
Sagicor Finance Ltd., 8.875%, Due 8/11/2022B		279,000	287,370

Foreign Sovereign Obligations - 1.14%
Barbados Government International Bond,
6.500%, Due 10/1/2029B		2,353,900	2,365,670
6.500%, Due 10/1/2029, Series 144AC		2,657,500	2,670,787

Total Foreign Sovereign Obligations			5,036,457

Total Barbados (Cost $4,982,223)			5,323,827

Belarus - 2.44%

Foreign Sovereign Obligations - 2.44%
Development Bank of the Republic of Belarus JSC,
12.000%, Due 5/15/2022B	BYN	3,100,000	1,205,907
12.000%, Due 5/15/2022, Series 144AC	BYN	2,432,000	946,053
6.750%, Due 5/2/2024B		1,400,000	1,422,400
6.750%, Due 5/2/2024, Series 144AC		2,030,000	2,062,480
Republic of Belarus International Bond,
6.200%, Due 2/28/2030B		1,510,000	1,519,362
Republic of Belarus Ministry of Finance,
5.875%, Due 2/24/2026, Series 144AC		2,194,000	2,243,826
6.378%, Due 2/24/2031, Series 144AC		1,356,000	1,374,970

Total Foreign Sovereign Obligations			10,774,998

Total Belarus (Cost $11,068,373)			10,774,998

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Belize - 0.54% (Cost $3,592,500)

Foreign Sovereign Obligations - 0.54%
Belize Government International Bond, 4.938%, Due 2/20/2034, PIK (in - kind rate 4.938%)B		$5,485,951	$2,369,931

Benin - 1.04%

Foreign Sovereign Obligations - 1.04%
Benin Government International Bond,
4.875%, Due 1/19/2032, Series 144AC	EUR	3,402,000	4,090,679
6.875%, Due 1/19/2052, Series 144AC	EUR	398,000	509,445

Total Foreign Sovereign Obligations			4,600,124

Total Benin (Cost $4,519,299)			4,600,124

Bosnia & Herzegovina - 0.01% (Cost $56,004)

Foreign Sovereign Obligations - 0.01%
Bosnia & Herzegovina Government International Bond, 0.250%, Due 12/20/2021, Series B, (6 - mo. EUR LIBOR + 0.813%)A B E	EUR	83,333	45,760

Cameroon, United Republic Of - 0.88% (Cost $3,639,380)

Foreign Sovereign Obligations - 0.88%
Republic of Cameroon International Bond, 9.500%, Due 11/19/2025B		3,429,000	3,887,800

Congo - 0.60% (Cost $2,543,766)

Foreign Corporate Obligations - 0.60%
HTA Group Ltd., 7.000%, Due 12/18/2025C		2,481,000	2,652,189

Costa Rica - 2.06%

Foreign Sovereign Obligations - 2.06%
Costa Rica Government International Bond,
8.050%, Due 9/18/2024B	CRC	750,000,000	1,264,779
9.660%, Due 9/30/2026B	CRC	2,250,000,000	3,854,017
9.200%, Due 2/21/2029B		2,500,000	2,612,500
10.580%, Due 9/26/2029B	CRC	800,000,000	1,374,155

Total Foreign Sovereign Obligations			9,105,451

Total Costa Rica (Cost $9,029,812)			9,105,451

Dominican Republic - 3.11%

Foreign Sovereign Obligations - 3.11%
Dominican Republic Bond,
10.500%, Due 4/7/2023B	DOP	57,000,000	1,058,263
10.750%, Due 8/11/2028B	DOP	30,000,000	590,015
Dominican Republic International Bond,
8.900%, Due 2/15/2023B	DOP	139,000,000	2,457,923
11.500%, Due 5/10/2024B	DOP	200,000,000	3,904,568
9.750%, Due 6/5/2026B	DOP	184,350,000	3,389,066
9.750%, Due 6/5/2026, Series 144AC	DOP	127,000,000	2,334,751

Total Foreign Sovereign Obligations			13,734,586

Total Dominican Republic (Cost $15,092,642)			13,734,586

Ecuador - 1.95%

Foreign Sovereign Obligations - 1.95%
Ecuador Government International Bond,
Due 7/31/2030, Series 144AC F		1,104,767	475,061
0.500%, Due 7/31/2030B D		2,449,248	1,304,224
0.500%, Due 7/31/2030, Series 144AC D		3,950,760	2,103,780
0.500%, Due 7/31/2035B D		399,000	181,545
0.500%, Due 7/31/2035, Series 144AC D		8,473,083	3,855,253
0.500%, Due 7/31/2040, Series 144AC D		1,625,550	707,114

Total Foreign Sovereign Obligations			8,626,977

Total Ecuador (Cost $11,828,135)			8,626,977

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Egypt - 6.28%

Foreign Sovereign Obligations - 6.28%
Egypt Government Bond,
14.196%, Due 7/7/2023, Series 3YR	EGP	35,900,000	$2,304,917
14.313%, Due 10/13/2023, Series 3YR	EGP	123,000,000	7,923,103
14.349%, Due 7/14/2025, Series 5YR	EGP	47,700,000	3,037,685
17.180%, Due 5/9/2027, Series 10YR	EGP	14,500,000	1,028,112
14.406%, Due 7/7/2027, Series 7YR	EGP	23,700,000	1,511,719
14.556%, Due 10/13/2027, Series 7YR	EGP	27,000,000	1,730,186
15.700%, Due 11/7/2027, Series 10YR	EGP	10,000,000	671,720
13.564%, Due 1/14/2030, Series 10Y	EGP	40,000,000	2,418,123
Egypt Government International Bond,
7.600%, Due 3/1/2029, Series 144AC		$720,000	810,043
7.053%, Due 1/15/2032B		1,620,000	1,729,350
7.903%, Due 2/21/2048B		900,000	938,911
Egypt Treasury Bills,
Series 364D, 13.183%, Due 06/29/2021		60,850,000	3,681,558

Total Foreign Sovereign Obligations			27,785,427

Total Egypt (Cost $26,898,130)			27,785,427

El Salvador - 2.32%

Foreign Corporate Obligations - 0.20%
AES El Salvador Trust, 6.750%, Due 3/28/2023B		910,000	871,325

Foreign Sovereign Obligations - 2.12%
El Salvador Government International Bond,
8.250%, Due 4/10/2032B		800,000	810,400
7.125%, Due 1/20/2050B		2,100,000	1,939,350
5.875%, Due 1/30/2025B		2,100,000	2,038,050
6.375%, Due 1/18/2027B		1,500,000	1,458,750
8.625%, Due 2/28/2029B		1,200,000	1,239,000
7.625%, Due 2/1/2041B		1,967,000	1,893,237

Total Foreign Sovereign Obligations			9,378,787

Total El Salvador (Cost $9,688,488)			10,250,112

Ethiopia - 0.53% (Cost $2,486,108)

Foreign Sovereign Obligations - 0.53%
Ethiopia International Bond, 6.625%, Due 12/11/2024B		2,500,000	2,350,000

Gabon - 0.67%

Foreign Sovereign Obligations - 0.67%
Gabon Government International Bond,
6.375%, Due 12/12/2024B		441,914	461,800
6.950%, Due 6/16/2025B		900,000	960,642
6.625%, Due 2/6/2031B		1,548,000	1,528,650

Total Foreign Sovereign Obligations			2,951,092

Total Gabon (Cost $2,709,524)			2,951,092

Georgia - 0.83%

Credit - Linked Notes - 0.38%
Georgia Government (Issuer Frontera Capital B.V.), 10.000%, Due 8/4/2021, Series 144AB C G		267,467	209,392
Georgia Government (Issuer Zambezi B.V.), 9.500%, Due 8/9/2022, Series 144AC		2,000,000	1,461,436

Total Credit - Linked Notes			1,670,828

Foreign Corporate Obligations - 0.14%
Georgia Global Utilities JSC, 7.750%, Due 7/30/2025C		600,000	614,760

Foreign Sovereign Obligations - 0.31%
Georgia Treasury Bond, 8.250%, Due 11/6/2022	GEL	4,520,000	1,365,300

Total Georgia (Cost $4,242,637)			3,650,888

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Ghana - 4.75%

Credit - Linked Notes - 0.05%
Ghana Promissory Notes (Issuer Saderea DAC), 12.500%, Due 11/30/2026, Series EMTNB		$191,181	$199,785

Foreign Sovereign Obligations - 4.70%
Ghana Government International Bond,
8.125%, Due 3/26/2032B		3,140,000	3,285,570
8.950%, Due 3/26/2051B		220,000	224,453
Republic of Ghana Government Bonds,
24.750%, Due 7/19/2021, Series 5YR	GHS	3,873,000	688,815
18.750%, Due 1/24/2022, Series 5YR	GHS	2,000,000	349,046
19.700%, Due 5/23/2022, Series 3Y	GHS	1,400,000	247,753
18.250%, Due 7/25/2022, Series 5Y	GHS	11,225,000	1,959,302
20.750%, Due 1/16/2023	GHS	2,670,000	483,143
16.500%, Due 2/6/2023, Series 5Y	GHS	11,000,000	1,860,095
21.000%, Due 1/27/2025	GHS	1,680,000	310,016
19.250%, Due 6/23/2025	GHS	4,650,000	819,164
19.000%, Due 11/2/2026, Series 10Y	GHS	30,278,000	5,278,837
19.250%, Due 1/18/2027	GHS	17,000,000	2,990,177
20.500%, Due 11/8/2027	GHS	6,350,000	1,164,669
17.500%, Due 5/29/2028, Series 10Y	GHS	7,000,000	1,143,093

Total Foreign Sovereign Obligations			20,804,133

Total Ghana (Cost $22,626,753)			21,003,918

Honduras - 0.38%

Foreign Corporate Obligations - 0.19%
Inversiones Atlantida S.A., 8.250%, Due 7/28/2022B		840,000	856,800

Foreign Sovereign Obligations - 0.19%
Honduras Government International Bond, 5.625%, Due 6/24/2030, Series 144AC		762,000	854,583

Total Honduras (Cost $1,635,431)			1,711,383

Iraq - 1.83%

Foreign Sovereign Obligations - 1.83%
Iraq International Bond,
6.752%, Due 3/9/2023B		3,580,000	3,503,925
5.800%, Due 1/15/2028B		4,872,000	4,580,167

Total Foreign Sovereign Obligations			8,084,092

Total Iraq (Cost $7,918,240)			8,084,092

Ivory Coast - 3.78%

Foreign Sovereign Obligations - 3.78%
Ivory Coast Government International Bond,
5.250%, Due 3/22/2030B	EUR	2,805,000	3,624,518
5.875%, Due 10/17/2031, Series 144AC	EUR	2,430,000	3,231,845
4.875%, Due 1/30/2032B	EUR	148,000	184,410
5.750%, Due 12/31/2032B D		4,211,979	4,264,796
6.875%, Due 10/17/2040B	EUR	1,600,000	2,182,525
6.625%, Due 3/22/2048B	EUR	2,450,000	3,223,064

Total Foreign Sovereign Obligations			16,711,158

Total Ivory Coast (Cost $14,998,581)			16,711,158

Kazakhstan - 1.84%

Foreign Corporate Obligations - 0.39%
Development Bank of Kazakhstan JSC, 8.950%, Due 5/4/2023B	KZT	744,500,000	1,735,884

Foreign Sovereign Obligations - 1.45%
Kazakhstan Government Bond,
5.000%, Due 5/15/2023, Series 5/13	KZT	1,670,001,000	3,550,034
9.000%, Due 3/6/2027, Series 120	KZT	1,000,000,000	2,253,599
Kazakhstan Government International Bond, 5.300%, Due 3/19/2022B	KZT	270,000,000	605,693

Total Foreign Sovereign Obligations			6,409,326

Total Kazakhstan (Cost $8,518,210)			8,145,210

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Kenya - 4.22%

Foreign Sovereign Obligations - 4.22%
Kenya Government International Bond,
8.000%, Due 5/22/2032B		$450,000	$519,151
8.250%, Due 2/28/2048B		5,680,000	6,439,189
Kenya Infrastructure Bond,
12.000%, Due 9/18/2023, Series 12YR	KES	23,900,000	228,043
11.000%, Due 12/2/2024, Series 9YR	KES	49,100,000	456,756
12.500%, Due 5/12/2025, Series 9YR	KES	36,000,000	341,864
11.000%, Due 10/12/2026, Series 12YR	KES	74,650,000	688,643
10.900%, Due 8/11/2031, Series 11Y	KES	87,000,000	790,210
12.000%, Due 10/6/2031, Series 15YR	KES	288,000,000	2,730,745
12.500%, Due 1/10/2033, Series 15YR	KES	571,000,000	5,681,116
11.750%, Due 10/8/2035, Series 16YR	KES	83,000,000	775,394

Total Foreign Sovereign Obligations			18,651,111

Total Kenya (Cost $17,882,660)			18,651,111

Kyrgyzstan - 1.23%

Credit-Linked Notes - 1.23%
Kyrgyz Republic (Issuer Frontera Capital B.V.),
8.000%, Due 5/26/2025, Series EMTN	KGS	70,000,000	760,591
6.000%, Due 9/19/2025C	KGS	120,500,000	1,258,004
12.000%, Due 2/7/2028C	KGS	95,000,000	1,311,069
Kyrgyz Republic (Issuer Zambezi B.V.), 10.000%, Due 4/13/2028, Series 144AC	KGS	180,000,000	2,118,186

Total Credit-Linked Notes			5,447,850

Total Kyrgyzstan (Cost $6,031,849)			5,447,850

Laos - 0.35% (Cost $1,784,678)

Foreign Sovereign Obligations - 0.35%
Laos Government International Bond, 6.875%, Due 6/30/2021, Series 144AC		1,816,000	1,543,600

Malawi – 0.48%

Credit-Linked Notes – 0.48%
Republic of Malawi (Issuer Frontera Capital B.V.),
12.500%, Due 5/21/2025C		1,050,000	847,427
13.500%, Due 6/18/2027C		700,000	642,301
13.500%, Due 9/3/2027		650,000	614,333

Total Credit-Linked Notes			2,104,061

Total Malawi (Cost $2,277,207)			2,104,061

Mongolia - 1.35%

Foreign Sovereign Obligations - 1.35%
Development Bank of Mongolia LLC, 7.250%, Due 10/23/2023B		725,000	772,115
Mongolia Government International Bond, 8.750%, Due 3/9/2024B		4,500,000	5,204,250

Total Foreign Sovereign Obligations			5,976,365

Total Mongolia (Cost $5,518,315)			5,976,365

Mozambique - 1.99%

Credit - Linked Notes - 0.53%
Mozambique Government Bond (Issuer ICBC Standard Bank PLC), Due 2/28/2023, Series EMTNC F G	MZN	90,000,000	1,193,988
Republic of Mozambique (Issuer ICBC Standard Bank PLC), 19.000%, Due 3/28/2021B C G	MZN	90,500,000	1,151,731

Total Credit - Linked Notes			2,345,719

Foreign Sovereign Obligations - 1.46%
Mozambique International Bond,
5.000%, Due 9/15/2031B D		4,845,000	4,360,500
5.000%, Due 9/15/2031, Series 144AC D		2,353,000	2,117,700

Total Foreign Sovereign Obligations			6,478,200

Total Mozambique (Cost $8,982,908)			8,823,919

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Netherlands - 1.14%

Foreign Corporate Obligations - 0.42%
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., 8.625%, Due 10/27/2025C		$1,700,000	$1,878,330

Foreign Sovereign Obligations - 0.72%
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden N.V.,
7.850%, Due 4/6/2021, Series EMTN, (GGRRC9MX - 0.200%)A		3,500,000	2,516,294
9.280%, Due 1/9/2022, Series EMT3		800,000	675,975

Total Foreign Sovereign Obligations			3,192,269

Total Netherlands (Cost $5,982,036)			5,070,599

Nicaragua - 0.81%

Credit - Linked Notes - 0.81%
Empresa Administadora de Aeropuertos Internacionales (Issuer Zambezi B.V.), 7.000%, Due 4/8/2024, Series 144AC G		1,159,400	1,096,773
Republic of Nicaragua (Issuer Zambezi B.V.), 6.750%, Due 8/5/2022, Series 144AC		2,400,000	2,467,734

Total Credit - Linked Notes			3,564,507

Total Nicaragua (Cost $3,559,263)			3,564,507

Nigeria - 2.31%

Foreign Corporate Obligations - 1.26%
Access Bank PLC, 10.500%, Due 10/19/2021B		830,000	871,500
IHS Netherlands Holdco B.V., 8.000%, Due 9/18/2027, Series 144AC		1,015,000	1,087,319
SEPLAT Petroleum Development Co. PLC, 9.250%, Due 4/1/2023B		1,760,000	1,812,800
United Bank for Africa PLC, 7.750%, Due 6/8/2022B		1,740,000	1,805,250

Total Foreign Corporate Obligations			5,576,869

Foreign Sovereign Obligations - 1.05%
Nigeria Government International Bond,
7.625%, Due 11/21/2025B		1,820,000	2,086,630
8.747%, Due 1/21/2031B		225,000	261,562
7.875%, Due 2/16/2032B		2,100,000	2,297,064

Total Foreign Sovereign Obligations			4,645,256

Total Nigeria (Cost $9,591,934)			10,222,125

Pakistan - 2.46%

Foreign Sovereign Obligations - 2.46%
Pakistan Government International Bond,
8.250%, Due 4/15/2024B		850,000	939,318
8.250%, Due 9/30/2025B		660,000	736,804
6.875%, Due 12/5/2027B		2,581,000	2,759,796
Pakistan Treasury Bills,
7.130%, Due 3/25/2021, Series 3M	PKR	220,000,000	1,359,288
7.145%, Due 4/8/2021	PKR	825,000,000	5,076,539

Total Foreign Sovereign Obligations			10,871,745

Total Pakistan (Cost $10,604,756)			10,871,745

Papua New Guinea - 0.56% (Cost $2,450,385)

Foreign Sovereign Obligations - 0.56%
Papua New Guinea Government International Bond, 8.375%, Due 10/4/2028B		2,401,000	2,467,028

Paraguay - 0.38% (Cost $2,000,367)

Credit - Linked Notes - 0.38%
Municipalidad De Asuncion (Issuer Zambezi B.V.), 11.000%, Due 3/23/2027, Series 144AC		2,000,000	1,686,396

Rwanda - 0.71% (Cost $3,044,486)

Foreign Sovereign Obligations - 0.71%
Rwanda International Government Bond, 6.625%, Due 5/2/2023B		2,960,000	3,133,432

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Senegal - 3.03%

Foreign Sovereign Obligations - 3.03%
Senegal Government International Bond,
6.250%, Due 7/30/2024B	EUR	1,350,000	$1,491,642
4.750%, Due 3/13/2028B		$2,460,000	3,161,168
6.750%, Due 3/13/2048B		8,220,000	8,765,397

Total Foreign Sovereign Obligations			13,418,207

Total Senegal (Cost $12,615,626)			13,418,207

South Africa - 0.33%

Foreign Corporate Obligations - 0.33%
Liquid Telecommunications Financing PLC,
8.500%, Due 7/13/2022B		230,000	235,203
8.500%, Due 7/13/2022B		1,200,000	1,227,144

Total Foreign Corporate Obligations			1,462,347

Total South Africa (Cost $1,436,920)			1,462,347

Sri Lanka - 1.14%

Foreign Sovereign Obligations - 1.14%
Sri Lanka Government International Bond,
6.200%, Due 5/11/2027B		3,510,000	2,096,277
6.750%, Due 4/18/2028B		1,342,000	799,980
7.850%, Due 3/14/2029B		871,000	525,866
7.550%, Due 3/28/2030B		2,713,000	1,627,800

Total Foreign Sovereign Obligations			5,049,923

Total Sri Lanka (Cost $5,008,691)			5,049,923

Supranational - 4.97%

Foreign Sovereign Obligations - 4.97%
European Bank for Reconstruction & Development,
9.500%, Due 6/21/2021, Series GMTNB		500,000	390,925
7.250%, Due 9/15/2021		2,100,000	2,096,179
10.400%, Due 11/23/2022		1,950,000	1,851,261
10.000%, Due 2/28/2023, Series EMTN		7,000,000	5,751,215
10.500%, Due 5/11/2023, Series EMTN		3,700,000	3,565,940
9.000%, Due 2/1/2024		750,000	750,000
14.000%, Due 6/14/2023		800,000	894,814
International Bank for Reconstruction & Development,
9.100%, Due 10/14/2022	KZT	1,450,000,000	3,495,450
9.250%, Due 1/20/2023, Series EMTN	RWF	2,200,000,000	2,217,656
International Finance Corp., 13.500%, Due 9/15/2021	UZS	10,378,000,000	972,291

Total Foreign Sovereign Obligations			21,985,731

Total Supranational (Cost $23,560,047)			21,985,731

Suriname - 0.20% (Cost $1,407,992)

Foreign Sovereign Obligations - 0.20%
Suriname Government International Bond, 9.250%, Due 10/26/2026B		1,400,000	905,380

Tajikistan - 1.06%

Credit - Linked Notes - 0.12%
Republic of Tajikistan (Issuer Frontera Capital B.V.), 10.780%, Due 2/15/2023C		651,923	533,973

Foreign Sovereign Obligations - 0.94%
Republic of Tajikistan International Bond, 7.125%, Due 9/14/2027B		4,870,000	4,163,850

Total Tajikistan (Cost $5,121,101)			4,697,823

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Tunisia - 1.97%

Foreign Sovereign Obligations - 1.97%
Banque Centrale de Tunisie International Bond,
6.750%, Due 10/31/2023B	EUR	1,260,000	$1,439,316
5.750%, Due 1/30/2025B		$2,000,000	1,822,732
6.375%, Due 7/15/2026B	EUR	1,606,000	1,778,270
6.375%, Due 7/15/2026, Series 144AC	EUR	3,330,000	3,687,199

Total Foreign Sovereign Obligations			8,727,517

Total Tunisia (Cost $8,609,709)			8,727,517

Uganda - 2.95%

Foreign Sovereign Obligations - 2.95%
Republic of Uganda Government Bonds,
16.750%, Due 10/28/2021	UGX	6,940,000,000	1,940,359
14.125%, Due 7/7/2022	UGX	8,300,000,000	2,224,986
14.000%, Due 1/18/2024	UGX	700,000,000	181,301
19.500%, Due 12/18/2025, Series 10YR	UGX	4,000,000,000	1,199,124
16.000%, Due 5/6/2027	UGX	2,500,000,000	669,249
14.250%, Due 8/23/2029	UGX	2,200,000,000	540,709
16.000%, Due 11/14/2030	UGX	4,000,000,000	1,072,562
17.000%, Due 4/3/2031, Series 15YR	UGX	5,900,000,000	1,652,602
14.250%, Due 6/22/2034	UGX	3,200,000,000	764,699
16.250%, Due 11/8/2035	UGX	7,800,000,000	2,106,580
17.500%, Due 11/1/2040	UGX	2,424,200,000	680,307

Total Foreign Sovereign Obligations			13,032,478

Total Uganda (Cost $13,477,777)			13,032,478

Ukraine - 5.57%

Credit - Linked Notes - 1.79%
Ukraine Government Bonds (Issuer Citigroup Global Markets Holdings, Inc.),
14.160%, Due 10/14/2022, Series GMTNB	UAH	52,000,000	1,945,286
14.160%, Due 10/17/2022, Series EMTNB	UAH	45,000,000	1,682,798
15.220%, Due 4/26/2023, Series GMTNB	UAH	27,500,000	1,060,348
9.300%, Due 8/28/2023, Series EMTNB	UAH	14,500,000	497,532
Ukraine Government Bonds (Issuer ICBC Standard Bank PLC),
14.910%, Due 10/14/2022	UAH	74,000,000	2,747,806

Total Credit - Linked Notes			7,933,770

Foreign Corporate Obligations - 0.98%
Kernel Holding S.A.,
6.500%, Due 10/17/2024B		890,000	945,064
6.750%, Due 10/27/2027C		645,000	686,357
Metinvest B.V., 8.500%, Due 4/23/2026B		880,000	979,194
MHP Lux S.A., 6.950%, Due 4/3/2026B		860,000	935,216
Ukraine Railways Via Rail Capital Markets PLC, 8.250%, Due 7/9/2024B		730,000	766,500

Total Foreign Corporate Obligations			4,312,331

Foreign Sovereign Obligations - 2.80%
Ukraine Government Bond,
16.420%, Due 11/17/2021	UAH	45,000,000	1,657,890
15.840%, Due 2/26/2025	UAH	132,000,000	5,164,621
9.790%, Due 5/26/2027	UAH	100,090,000	3,123,868
Ukraine Government International Bond,
15.840%, Due 2/26/2025B	UAH	12,000,000	469,511
Due 5/31/2040, Series GDPB F G		1,750,000	1,973,125

Total Foreign Sovereign Obligations			12,389,015

Total Ukraine (Cost $25,155,227)			24,635,116

United Republic of Tanzania - 0.12% (Cost $535,118)

Credit - Linked Notes - 0.12%
United Republic of Tanzania (Issuer Zambezi B.V.), 8.650%, Due 4/23/2021, Series 144AC	TZS	1,190,637,500	513,889

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

	Principal Amount*		Fair Value

Uruguay - 2.63%

Foreign Sovereign Obligations - 2.63%
Uruguay Government International Bond,
9.875%, Due 6/20/2022B	UYU	48,203,000	$1,183,719
8.500%, Due 3/15/2028B	UYU	65,802,000	1,640,385
3.875%, Due 7/2/2040H	UYU	316,726,227	8,789,253

Total Foreign Sovereign Obligations			11,613,357

Total Uruguay (Cost $11,607,324)			11,613,357

Uzbekistan - 1.02%

Credit-Linked Notes - 0.54%
Republic of Uzbekistan (Issuer Frontera Capital B.V.), Series 144A, 12.000%, Due 09/21/2022C		$2,500,000	2,393,765

Foreign Sovereign Obligations - 0.48%
Republic of Uzbekistan Bond,
14.500%, Due 11/25/2023B	UZS	17,510,000,000	1,646,155
5.375%, Due 2/20/2029B		432,000	494,242

Total Foreign Sovereign Obligations			2,140,397

Total Uzbekistan (Cost $4,686,151)			4,534,162

Venezuela - 0.01% (Cost $269,875)

Foreign Corporate Obligations - 0.01%
Petroleos de Venezuela S.A., 6.000%, Due 5/16/2024B		1,250,000	46,875

Zambia - 3.53%

Foreign Corporate Obligations - 0.39%
First Quantum Minerals Ltd.,
7.250%, Due 4/1/2023B		885,000	903,921
6.875%, Due 3/1/2026B		800,000	833,000

Total Foreign Corporate Obligations			1,736,921

Foreign Sovereign Obligations - 3.14%
Zambia Government Bond,
11.000%, Due 8/29/2021, Series 5YR	ZMW	21,000,000	879,448
12.000%, Due 5/23/2023, Series 7YR	ZMW	6,100,000	194,440
12.000%, Due 11/21/2023, Series 7YR	ZMW	14,900,000	443,421
12.000%, Due 4/23/2025, Series 7YR	ZMW	16,500,000	415,895
11.000%, Due 7/27/2025, Series 5YR	ZMW	11,500,000	252,283
11.000%, Due 1/25/2026, Series 5Y	ZMW	52,000,000	1,086,044
13.000%, Due 8/29/2026, Series 10YR	ZMW	64,500,000	1,475,803
13.000%, Due 12/18/2027, Series 10YR	ZMW	7,000,000	147,515
13.000%, Due 12/17/2028, Series 10Y	ZMW	30,000,000	579,781
Zambia Government International Bond,
12.000%, Due 7/4/2025B	ZMW	80,000,000	1,859,288
8.970%, Due 7/30/2027B		12,582,000	6,542,640

Total Foreign Sovereign Obligations			13,876,558

Total Zambia (Cost $23,778,023)			15,613,479

	Shares

SHORT-TERM INVESTMENTS - 4.93% (Cost $21,797,791)

Investment Companies - 4.93%
American Beacon U.S. Government Money Market Select Fund, 0.01%I J		21,797,791	21,797,791

TOTAL INVESTMENTS - 95.84% (Cost $439,076,874)			423,833,716
OTHER ASSETS, NET OF LIABILITIES - 4.16%			18,391,924

TOTAL NET ASSETS - 100.00%			$442,225,640

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T - bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2021.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $66,818,687 or 15.11% of net assets. The Fund has no right to demand registration of these securities.

D Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2021. The maturity date disclosed represents the final maturity date.

E Value was determined using significant unobservable inputs.

F Zero coupon bond.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H Inflation - Indexed Note.

I The Fund is affiliated by having the same investment advisor.

J 7 - day yield.

GGRRC9MX - Georgia Certificates of Deposits 91 Days Maturity Maximum Rate.

JSC – Joint Stock Company.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Forward Foreign Currency Contracts Open on January 31, 2021:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	1,302,139	USD	1,272,255	2/1/2021	BRC	$29,884	$-	$29,884
USD	4,053,444	EUR	4,049,615	2/1/2021	BRC	3,829	-	3,829
USD	1,069,320	EUR	1,082,486	2/1/2021	BRC	-	(13,166)	(13,166)
USD	460,685	EUR	461,149	2/1/2021	BRC	-	(464)	(464)
EUR	4,170,301	USD	4,168,692	4/14/2021	BRC	1,609	-	1,609
EUR	336,153	USD	328,241	2/1/2021	CBK	7,912	-	7,912
USD	17,990,063	EUR	18,566,094	2/1/2021	DUB	-	(576,031)	(576,031)
USD	1,744,871	EUR	1,803,335	2/1/2021	DUB	-	(58,464)	(58,464)
USD	645,163	EUR	637,114	2/1/2021	DUB	8,049	-	8,049
USD	344,388	EUR	357,997	2/1/2021	DUB	-	(13,609)	(13,609)
KZT	1,244,666	USD	1,199,999	2/16/2021	ICBC	44,667	-	44,667
KZT	1,028,116	USD	1,000,000	3/25/2021	ICBC	28,116	-	28,116
KZT	2,067,935	USD	2,000,000	6/18/2021	ICBC	67,935	-	67,935
KZT	1,141,003	USD	1,100,000	7/22/2021	ICBC	41,003	-	41,003
MNT	479,110	USD	450,000	1/5/2022	ICBC	29,110	-	29,110
MZN	2,574,300	USD	2,400,000	1/19/2022	ICBC	174,300	-	174,300
EUR	849,485	USD	848,930	2/1/2021	JPM	555	-	555
EUR	24,470,013	USD	24,483,694	2/1/2021	JPM	-	(13,681)	(13,681)
USD	24,523,779	EUR	24,508,875	4/14/2021	JPM	14,904	-	14,904
USD	9,216,746	EUR	9,233,706	3/26/2021	SSB	-	(16,960)	(16,960)

						$451,873	$(692,375)	$(240,502)

*	All values denominated in USD.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

Glossary:

Counterparty Abbreviations:
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
ICBC	ICBC Standard Bank PLC
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AZN	Azerbaijan Manat
BYN	Belarusian Ruble
CRC	Costa Rican Colon
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GEL	Georgian Lari
GHS	Ghanaian Cedi
KGS	Kyrgyzstani Som
KES	Kenyan Shilling
KZT	Kazakhstani Tenge
MNT	Tugrug
MZN	Mozambique Metical
PKR	Pakistani Rupee
RWF	Rwandan Franc
TZS	Tanzanian Schilling
UAH	Ukrainian Hryvnia
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2021, the investments were classified as described below:

Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets
Credit-Linked Notes
Angola	$-	$549,279	$-	$549,279
Azerbaijan	-	1,118,305	-	1,118,305
Georgia	-	1,670,828	-	1,670,828
Ghana	-	199,785	-	199,785
Kyrgyzstan	-	5,447,850	-	5,447,850
Malawi	-	2,104,061	-	2,104,061
Mozambique	-	2,345,719	-	2,345,719
Nicaragua	-	3,564,507	-	3,564,507
Paraguay	-	1,686,396	-	1,686,396
Tajikistan	-	533,973	-	533,973
Ukraine	-	7,933,770	-	7,933,770
United Republic of Tanzania	-	513,889	-	513,889
Uzbekistan	-	2,393,765	-	2,393,765
Foreign Sovereign Obligations
Angola	-	17,942,859	-	17,942,859
Argentina	-	9,332,765	-	9,332,765
Armenia	-	3,528,772	-	3,528,772
Barbados	-	5,036,457	-	5,036,457
Belarus	-	10,774,998	-	10,774,998
Belize	-	2,369,931	-	2,369,931
Benin	-	4,600,124	-	4,600,124
Bosnia & Herzegovina	-	-	45,760	45,760
Cameroon	-	3,887,800	-	3,887,800

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

Frontier Markets Income Fund (continued)	Level 1	Level 2	Level 3	Total
Assets (continued)
Foreign Sovereign Obligations (continued)
Costa Rica	$-	$9,105,451	$-	$9,105,451
Dominican Republic	-	13,734,586	-	13,734,586
Ecuador	-	8,626,977	-	8,626,977
Egypt	-	27,785,427	-	27,785,427
El Salvador	-	9,378,787	-	9,378,787
Ethiopia	-	2,350,000	-	2,350,000
Gabon	-	2,951,092	-	2,951,092
Georgia	-	1,365,300	-	1,365,300
Ghana	-	20,804,133	-	20,804,133
Honduras	-	854,583	-	854,583
Iraq	-	8,084,092	-	8,084,092
Ivory Coast	-	16,711,158	-	16,711,158
Kazakhstan	-	6,409,326	-	6,409,326
Kenya	-	18,651,111	-	18,651,111
Laos	-	1,543,600	-	1,543,600
Mongolia	-	5,976,365	-	5,976,365
Mozambique	-	6,478,200	-	6,478,200
Netherlands	-	3,192,269	-	3,192,269
Nigeria	-	4,645,256	-	4,645,256
Pakistan	-	10,871,745	-	10,871,745
Papua New Guinea	-	2,467,028	-	2,467,028
Rwanda	-	3,133,432	-	3,133,432
Senegal	-	13,418,207	-	13,418,207
Sri Lanka	-	5,049,923	-	5,049,923
Supranational	-	21,985,731	-	21,985,731
Suriname	-	905,380	-	905,380
Tajikistan	-	4,163,850	-	4,163,850
Tunisia	-	8,727,517	-	8,727,517
Uganda	-	13,032,478	-	13,032,478
Ukraine	-	12,389,015	-	12,389,015
Uruguay	-	11,613,357	-	11,613,357
Uzbekistan	-	2,140,397	-	2,140,397
Zambia	-	13,876,558	-	13,876,558
Foreign Corporate Obligations
Barbados	-	287,370	-	287,370
Congo	-	2,652,189	-	2,652,189
El Salvador	-	871,325	-	871,325
Georgia	-	614,760	-	614,760
Honduras	-	856,800	-	856,800
Kazakhstan	-	1,735,884	-	1,735,884
Netherlands	-	1,878,330	-	1,878,330
Nigeria	-	5,576,869	-	5,576,869
South Africa	-	1,462,347	-	1,462,347
Ukraine	-	4,312,331	-	4,312,331
Venezuela	-	46,875	-	46,875
Zambia	-	1,736,921	-	1,736,921
Short-Term Investments	21,797,791	-	-	21,797,791

Total Investments in Securities - Assets	$21,797,791	$401,990,165	$45,760	$423,833,716

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$451,873	$-	$451,873

Total Financial Derivative Instruments - Assets	$-	$451,873	$-	$451,873

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(692,375)	$-	$(692,375)

Total Financial Derivative Instruments - Liabilities	$-	$(692,375)	$-	$(692,375)

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2021

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2020	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2021	Unrealized Appreciation (Depreciation) at Period end**
Foreign Sovereign Obligations	$1,393,199	$-	$(1,441,674)	$151,793	$(74,921)	$17,363	$-	$-	$45,760	$(10,244)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

The foreign government obligation, classified as Level 3 with a collective principal amount valued at $45,760, have been deemed as such due to limited market transparency.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS 26.52%

Basic Materials - 1.37%

Chemicals - 0.90%
Element Solutions, Inc., 3.875%, Due 9/1/2028A	$25,000	$25,171
Ingevity Corp., 3.875%, Due 11/1/2028A	25,000	25,065

		50,236

Mining - 0.47%
Freeport-McMoRan, Inc., 5.000%, Due 9/1/2027	25,000	26,625

Total Basic Materials		76,861

Communications - 2.38%

Internet - 0.52%
Expedia Group, Inc., 6.250%, Due 5/1/2025A	25,000	28,891

Media - 0.54%
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.200%, Due 3/15/2028	15,000	17,029
6.384%, Due 10/23/2035	10,000	13,438

		30,467

Telecommunications - 1.32%
AT&T, Inc.,
3.550%, Due 9/15/2055A	10,000	9,515
T-Mobile USA, Inc.,
6.500%, Due 1/15/2026	25,000	25,785
3.875%, Due 4/15/2030A	15,000	16,970
Verizon Communications, Inc.,
4.500%, Due 8/10/2033	10,000	12,311
2.875%, Due 11/20/2050	10,000	9,600

		74,181

Total Communications		133,539

Consumer, Cyclical - 2.83%

Airlines - 0.88%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, Due 10/20/2028A	45,000	49,786

Auto Manufacturers - 0.09%
General Motors Financial Co., Inc., 1.250%, Due 1/8/2026	5,000	4,982

Auto Parts & Equipment - 0.66%
BorgWarner, Inc., 2.650%, Due 7/1/2027	10,000	10,742
Clarios Global LP / Clarios US Finance Co., 8.500%, Due 5/15/2027A	25,000	26,475

		37,217

Retail - 1.20%
7-Eleven, Inc.,
0.950%, Due 2/10/2026A	15,000	14,997
Lithia Motors, Inc.,
5.250%, Due 8/1/2025A	25,000	25,937
4.375%, Due 1/15/2031A	25,000	26,469

		67,403

Total Consumer, Cyclical		159,388

Consumer, Non-Cyclical - 2.89%

Commercial Services - 0.29%
Global Payments, Inc., 3.200%, Due 8/15/2029	15,000	16,383

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 26.52% (continued)

Consumer, Non-Cyclical - 2.89% (continued)

Food - 1.00%
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc., 6.500%, Due 4/15/2029A	$25,000	$28,469
Kraft Heinz Foods Co., 4.875%, Due 10/1/2049	25,000	28,030

		56,499

Health Care - Services - 0.78%
Baylor Scott & White Holdings, 2.839%, Due 11/15/2050, Series 2021	10,000	10,229
Indiana University Health, Inc. Obligated Group, 3.970%, Due 11/1/2048	10,000	12,509
Mass General Brigham, Inc., 3.342%, Due 7/1/2060, Series 2020	10,000	10,865
Methodist Hospital, 2.705%, Due 12/1/2050, Series 20A	10,000	9,976

		43,579

Household Products/Wares - 0.46%
Spectrum Brands, Inc., 5.750%, Due 7/15/2025	25,000	25,770

Pharmaceuticals - 0.36%
CVS Health Corp.,
4.300%, Due 3/25/2028	6,000	7,042
5.050%, Due 3/25/2048	10,000	13,045

		20,087

Total Consumer, Non-Cyclical		162,318

Energy - 2.77%

Oil & Gas - 0.87%
BP Capital Markets America, Inc., 3.543%, Due 4/6/2027	10,000	11,329
Concho Resources, Inc., 2.400%, Due 2/15/2031	10,000	10,369
Parsley Energy LLC / Parsley Finance Corp., 5.625%, Due 10/15/2027A	25,000	27,344

		49,042

Pipelines - 1.90%
Boardwalk Pipelines LP, 5.950%, Due 6/1/2026	15,000	17,919
Energy Transfer Operating LP, 3.750%, Due 5/15/2030	10,000	10,527
MPLX LP,
4.125%, Due 3/1/2027	10,000	11,401
4.250%, Due 12/1/2027	5,000	5,754
Sabine Pass Liquefaction LLC, 5.000%, Due 3/15/2027	15,000	17,723
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.500%, Due 10/1/2025A	25,000	26,625
TC PipeLines LP, 3.900%, Due 5/25/2027	15,000	16,972

		106,921

Total Energy		155,963

Financial - 12.13%

Banks - 5.54%
Bank of America Corp.,
3.419%, Due 12/20/2028, (3-mo. USD LIBOR + 1.040%)B	45,000	50,402
1.922%, Due 10/24/2031, (SOFR + 1.370%)B	15,000	14,865
Citigroup, Inc., 2.666%, Due 1/29/2031, (SOFR + 1.146%)B	20,000	21,013
Goldman Sachs Group, Inc.,
3.500%, Due 11/16/2026	5,000	5,561
1.992%, Due 1/27/2032, (SOFR + 1.090%)B	10,000	10,011
JPMorgan Chase & Co.,
4.005%, Due 5/1/2021, Series Z, (3-mo. USD LIBOR + 3.800%)B	25,000	25,049
1.045%, Due 11/19/2026, (SOFR + 0.800%)B	10,000	10,007
2.739%, Due 10/15/2030, (SOFR + 1.510%)B	15,000	16,040
Morgan Stanley
3.125%, Due 7/27/2026	45,000	49,831
1.794%, Due 2/13/2032, (SOFR + 1.034%)B	10,000	9,846

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 26.52% (continued)

Financial - 12.13% (continued)

Banks - 5.54% (continued)
PNC Bank NA, 3.250%, Due 1/22/2028	$20,000	$22,448
Truist Bank, 2.636%, Due 9/17/2029, (5-Yr. CMT + 1.150%)B	20,000	21,179
Truist Financial Corp., 4.950%, Due 9/1/2025, Series P, (5-Yr. CMT + 4.605%)B	25,000	27,313
Wells Fargo & Co., 5.875%, Due 6/15/2025, Series U, (3-mo. USD LIBOR + 3.990%)B	25,000	27,843

		311,408

Diversified Financial Services - 1.95%
Charles Schwab Corp., 5.375%, Due 6/1/2025, Series G, (5-Yr. CMT + 4.971%)B	25,000	27,709
Helios Leasing LLC, 2.018%, Due 5/29/2024	31,678	32,349
Quicken Loans LLC, 5.250%, Due 1/15/2028A	30,000	32,025
Raymond James Financial, Inc., 5.625%, Due 4/1/2024	15,000	17,275

		109,358

Insurance - 1.43%
American International Group, Inc., 3.875%, Due 1/15/2035	35,000	40,879
CNO Financial Group, Inc., 5.250%, Due 5/30/2029	10,000	12,010
Old Republic International Corp., 3.875%, Due 8/26/2026	10,000	11,438
Teachers Insurance & Annuity Association of America, 3.300%, Due 5/15/2050A	15,000	15,894

		80,221

Real Estate - 0.23%
New Orleans Navy Housing LLC, 5.754%, Due 12/15/2038A	10,000	13,122

REITS - 2.98%
CyrusOne LP / CyrusOne Finance Corp., 2.150%, Due 11/1/2030	25,000	24,095
Healthcare Realty Trust, Inc., 3.625%, Due 1/15/2028	25,000	27,931
Highwoods Realty LP, 3.875%, Due 3/1/2027	14,000	15,533
iStar, Inc., 4.250%, Due 8/1/2025	25,000	24,563
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.625%, Due 6/15/2025A	25,000	26,500
Mid-America Apartments LP, 1.700%, Due 2/15/2031	50,000	49,141

		167,763

Total Financial		681,872

Industrial - 0.66%

Aerospace/Defense - 0.66%
Boeing Co., 4.875%, Due 5/1/2025	10,000	11,283
Signature Aviation US Holdings, Inc., 5.375%, Due 5/1/2026A	25,000	25,617

		36,900

Total Industrial		36,900

Technology - 0.29%

Semiconductors - 0.29%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, Due 1/15/2027	10,000	11,163
Broadcom, Inc., 3.500%, Due 2/15/2041A	5,000	5,042

		16,205

Total Technology		16,205

Utilities - 1.20%

Electric - 1.20%
Duke Energy Indiana LLC, 2.750%, Due 4/1/2050	15,000	14,721
NRG Energy, Inc., 2.000%, Due 12/2/2025A	5,000	5,186
Southern Co., 4.000%, Due 1/15/2051, Series B, (5-Yr. CMT + 3.733%)B	25,000	26,418

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 26.52% (continued)

Utilities - 1.20% (continued)

Electric - 1.20% (continued)
Southwestern Electric Power Co., 2.750%, Due 10/1/2026, Series K	$15,000	$16,124
WEC Energy Group, Inc., 1.375%, Due 10/15/2027	5,000	5,038

		67,487

Total Utilities		67,487

Total Corporate Obligations (Cost $1,474,501)		1,490,533

CONVERTIBLE OBLIGATIONS - 0.36% (Cost $18,968)

Energy - 0.36%

Pipelines - 0.36%
Cheniere Energy, Inc., 4.250%, Due 03/15/2045C	25,000	20,260

FOREIGN CORPORATE OBLIGATIONS - 2.59%

Communications - 1.23%

Media - 0.46%
Ziggo Bond Finance B.V., 6.000%, Due 1/15/2027A	25,000	26,187

Telecommunications - 0.77%
Altice France S.A., 5.500%, Due 1/15/2028A	30,000	31,237
Vodafone Group PLC, 4.250%, Due 9/17/2050	10,000	11,835

		43,072

Total Communications		69,259

Consumer, Non-Cyclical - 0.54%

Health Care - Products - 0.27%
Smith & Nephew PLC, 2.032%, Due 10/14/2030	15,000	15,052

Pharmaceuticals - 0.27%
Takeda Pharmaceutical Co., Ltd., 2.050%, Due 3/31/2030	15,000	15,123

Total Consumer, Non-Cyclical		30,175

Energy - 0.28%

Oil & Gas - 0.28%
Equinor ASA, 1.750%, Due 1/22/2026	15,000	15,625

Financial - 0.54%

Banks - 0.54%
Bank of Montreal, 0.949%, Due 1/22/2027, (SOFR + 0.603%)B	10,000	9,990
Royal Bank of Canada, 1.150%, Due 6/10/2025	20,000	20,296

		30,286

Total Financial		30,286

Total Foreign Corporate Obligations (Cost $145,155)		145,345

ASSET-BACKED OBLIGATIONS - 14.31%
American Credit Acceptance Receivables Trust, 0.850%, Due 12/13/2024, 2020 4 BA	10,000	10,036
Bayview Opportunity Master Fund Trust, 3.500%, Due 6/28/2057, 2017 SPL5 AA D	42,782	43,873
Citicorp Residential Mortgage Trust, 5.127%, Due 3/25/2037, 2007 1 A5E	42,919	44,294
Conseco Finance Corp., 6.280%, Due 9/1/2030, 1998 8 A1	18,945	19,879
Drive Auto Receivables Trust
2.360%, Due 3/16/2026, 2020 1 C	25,000	25,625
1.420%, Due 3/17/2025, 2020 2 B	25,000	25,356
DT Auto Owner Trust, 2.290%, Due 11/17/2025, 2020 1A CA	25,000	25,583
Exeter Automobile Receivables Trust, 1.320%, Due 7/15/2025, 2020 3A C	15,000	15,220
GM Financial Automobile Leasing Trust, 2.040%, Due 12/20/2023, 2020 1 C	15,000	15,262

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2021

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 14.31% (continued)
GSAMP Trust, 5.422%, Due 7/25/2033, 2003 SEA2 A1E	$30,231	$31,000
Mid-State Capital Corp. Trust,
5.787%, Due 10/15/2040, 2006 1 AA	43,198	46,758
8.311%, Due 10/15/2040, 2006 1 BA	28,799	33,291
Mid-State Trust, 4.864%, Due 7/15/2038, 11 A1	55,819	59,746
Navient Private Education Loan Trust, 3.910%, Due 12/15/2045, 2016 AA A2AA	46,162	49,053
Navient Private Education Refi Loan Trust, 4.000%, Due 12/15/2059, 2018 DA A2AA	9,141	9,722
PFS Financing Corp.,
0.930%, Due 8/15/2024, 2020 F AA	50,000	50,332
1.570%, Due 10/15/2025, 2020 E BA	14,000	14,071
Santander Drive Auto Receivables Trust,
1.460%, Due 9/15/2025, 2020 2 C	50,000	50,828
1.010%, Due 1/15/2026, 2020 4 C	10,000	10,117
1.120%, Due 1/15/2026, 2020 3 C	50,000	50,626
ServiceMaster Funding LLC, 2.841%, Due 1/30/2051, 2020 1 A2IA	25,000	25,560
SERVPRO Master Issuer LLC, 3.882%, Due 10/25/2049, 2019 1A A2A	9,875	10,456
SMB Private Education Loan Trust, 2.820%, Due 10/15/2035, 2017 B A2AA	10,020	10,473
Vantage Data Centers Issuer LLC, 3.188%, Due 7/15/2044, 2019 1A A2A	14,788	15,507
Westlake Automobile Receivables Trust,
2.840%, Due 7/15/2024, 2019 2A CA	25,000	25,502
2.520%, Due 4/15/2025, 2020 1A CA	15,000	15,487
1.320%, Due 7/15/2025, 2020 2A BA	50,000	50,647
1.240%, Due 11/17/2025, 2020 3A CA	20,000	20,209

Total Asset-Backed Obligations (Cost $797,408)		804,513

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.76%
Bear Stearns ARM Trust, 2.774%, Due 2/25/2035, 2004-12 2A1D	19,858	20,848
Chase Mortgage Finance Corp., 3.750%, Due 12/25/2045, 2016-SH2 M2A D	20,573	21,402
CHL Mortgage Pass-Through Trust, 5.250%, Due 5/25/2034, 2004-4 A19	29,848	30,697
Finance of America Structured Securities, 3.721%, Due 3/25/2050	37,849	38,056
MASTR Alternative Loan Trust, 6.500%, Due 8/25/2034, 2004-7 3A1	41,354	43,529
New Residential Mortgage Loan Trust, 5.550%, Due 11/25/2054, 2014-3A B3A D	33,331	36,596
Prime Mortgage Trust, 6.000%, Due 2/25/2034, 2004-CL1 1A1	51,442	52,437
RFMSI Series Trust, 5.500%, Due 12/25/2034, 2004-S9 1A23	23,693	23,869

Total Collateralized Mortgage Obligations (Cost $267,294)		267,434

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 9.54%
Bank,
3.265%, Due 9/15/2060, 2017-BNK7 ASB	50,000	54,464
1.844%, Due 3/15/2063, 2020-BN28 A4	25,000	25,280
Benchmark Mortgage Trust,
1.850%, Due 9/15/2053, 2020-B19 A5	50,000	50,745
2.148%, Due 9/15/2053, 2020-B19 AS	30,000	30,648
2.254%, Due 12/17/2053, 2020-B21 AS	10,000	10,291
BX Trust, 3.605%, Due 12/9/2041, 2019-OC11 BA	20,000	22,290
COMM Mortgage Trust, 4.300%,
Due 10/10/2046, 2013-CR12 AM	10,000	10,664
3.902%, Due 7/10/2050, 2015-PC1 A5	25,000	28,032
Credit Suisse Mortgage Capital Certificates, 1.556%, Due 5/15/2036, 2019-ICE4 C, (1-mo. USD LIBOR + 1.430%)A B	15,000	15,018
DC Office Trust, 3.072%, Due 9/15/2045, 2019-MTC DA D	10,000	10,002
FREMF Mortgage Trust, 3.833%, Due 11/25/2047, 2014-K41 BA D	50,000	54,681
FRESB Mortgage Trust, 3.300%, Due 7/25/2038, 2018-SB55 A5HD	14,399	15,038
JPMBB Commercial Mortgage Securities Trust,
3.559%, Due 7/15/2048, 2015-C30 ASB	59,534	62,838
3.822%, Due 7/15/2048, 2015-C30 A5	45,000	50,609
Velocity Commercial Capital Loan Trust,
4.050%, Due 10/26/2048, 2018-2 AA D	43,190	45,472
4.120%, Due 3/25/2049, 2019-1 M3A D	49,364	50,446

Total Commercial Mortgage-Backed Obligations (Cost $532,000)		536,518

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2021

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.72% (Cost $40,401)
Federal National Mortgage Association, 4.500%, Due 7/1/2031	$36,512	$40,441

U.S. TREASURY OBLIGATIONS - 22.33%
U.S. Treasury Notes/Bonds,
1.750%, Due 12/31/2024	355,000	374,983
0.375%, Due 11/30/2025	121,000	120,735
0.375%, Due 12/31/2025	157,000	156,558
1.625%, Due 9/30/2026	53,000	56,149
0.500%, Due 8/31/2027	172,000	169,642
0.625%, Due 12/31/2027	33,000	32,685
0.875%, Due 11/15/2030	80,000	78,388
1.125%, Due 5/15/2040	30,000	27,375
1.375%, Due 8/15/2050	268,000	238,562

Total U.S. Treasury Obligations (Cost $1,265,947)		1,255,077

MUNICIPAL OBLIGATIONS - 9.09%
District of Columbia Water & Sewer Authority Revenue Bonds, 4.814%, Due 10/1/2114, Series A	10,000	14,488
Gainesville, Florida Revenue Bonds, 3.047%, Due 10/1/2040	25,000	24,744
Harris County Cultural Education Facilities Corporation, Texas Revenue Bonds, 3.436%, Due 5/15/2040	10,000	10,335
Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, 5.966%, Due 1/15/2030, Series B2	25,000	31,106
Massachusetts School Building Authority Revenue Bonds, 3.395%, Due 10/15/2040, Series B	30,000	31,693
McHenry & Kane Counties Community Consolidated School District No 158 Huntley, Illinois General Obligations Bonds, 2.540%, Due 2/15/2032	40,000	40,958
Metropolitan Atlanta Rapid Tranist Authority, Georgia Revenue Bonds, 2.680%, Due 7/1/2040, Series B	20,000	19,927
Missouri Health & Educational Facilities Authority Revenue Bonds, 3.652%, Due 8/15/2057, Series A	15,000	18,865
New Jersey Turnpike Authority Revenue Bonds, 2.782%, Due 1/1/2040, Series B	5,000	5,059
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, 2.690%, Due 5/1/2033, Series A5	45,000	47,686
New York State Urban Development Corporation Revenue Bonds, 2.227%, Due 3/15/2033	10,000	10,114
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, 4.879%, Due 12/1/2034, Series B2	35,000	42,829
Oregon State University Revenue Bonds, 3.424%, Due 3/1/2060	25,000	25,709
Paramount Unified School District, California General Obligation Bonds, 3.272%, Due 8/1/2051	5,000	5,207
Pierce County School District No 10, Washington General Obligation Bonds, 3.082%, Due 11/1/2045, Series C	15,000	15,978
San Antonio, Texas Electric & Gas Systems Revenue Bonds, 2.905%, Due 2/1/2048	20,000	20,837
San Diego County, California Regional Transportation Commission Revenue Bonds, 5.911%, Due 4/1/2048, Series A	15,000	23,962
San Francisco, California Public Utilities Commission Water Revenue Bonds, 2.825%, Due 11/1/2041, Series E	40,000	41,910
San Jose Evergreen Community College District, California General Obligation Bonds, 1.676%, Due 9/1/2028	15,000	15,497
San Jose Financing Authority, California Revenue Bonds 2.432%, Due 6/1/2033	5,000	5,131
2.812%, Due 6/1/2037	25,000	25,670
Sumter Landing Community Development District, Florida Revenue Bonds, 4.172%, Due 10/1/2047	20,000	22,970
Texas Transportation Commission General Obligartion Bonds, 2.472%, Due 10/1/2044	10,000	10,126

Total Municipal Obligations (Cost $500,028)		510,801

TOTAL INVESTMENTS - 90.22% (Cost $5,041,702)		5,070,922
OTHER ASSETS, NET OF LIABILITIES - 9.78%		549,922

TOTAL NET ASSETS - 100.00%		$5,620,844

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2021

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,224,991 or 21.79% of net assets. The Fund has no right to demand registration of these securities.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2021.

C Callable security.

D Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

E Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2021. The maturity date disclosed represents the final maturity date.

CMT- Constant Maturity Treasury.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

SOFR - Secured Overnight Financing rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2021, the investments were classified as described below:

NIS Core Plus Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$1,490,533	$-	$1,490,533
Convertible Obligations	-	20,260	-	20,260
Foreign Corporate Obligations	-	145,345	-	145,345
Asset-Backed Obligations	-	804,513	-	804,513
Collateralized Mortgage Obligations	-	267,434	-	267,434
Commercial Mortgage-Backed Obligations	-	536,518	-	536,518
U.S. Agency Mortgage-Backed Obligations	-	40,441	-	40,441
U.S. Treasury Obligations	-	1,255,077	-	1,255,077
Municipal Obligations	-	510,801	-	510,801

Total Investments in Securities-Assets	$-	$5,070,922	$-	$5,070,922

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2021

	Frontier Markets Income Fund	NIS Core Plus Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†	$402,035,925	$5,070,922
Investments in affiliated securities, at fair value‡	21,797,791	–
Foreign currency, at fair value^	4,954,433	–
Cash	2,671,519	455,946
Cash collateral held at custodian for the benefit of the broker	310,000	–
Dividends and interest receivable	9,374,588	25,675
Deferred offering costs	-	45,205
Receivable for investments sold	4,323,200	7,818
Receivable for fund shares sold	1,761,835	11,128
Receivable for expense reimbursement (Note 2)	–	57,669
Unrealized appreciation from forward foreign currency contracts	451,873	–
Prepaid expenses	66,424	52,391

Total assets	447,747,588	5,726,754

Liabilities:
Payable for investments purchased	4,059,076	25,754
Payable for fund shares redeemed	137,790	–
Payable for expense recoupment (Note 2)	1,243	–
Dividends payable	–	8,220
Management and sub-advisory fees payable (Note 2)	315,463	2,435
Service fees payable (Note 2)	26,865	149
Transfer agent fees payable (Note 2)	30,219	3,120
Custody and fund accounting fees payable	85,264	4,704
Professional fees payable	106,790	60,000
Trustee fees payable (Note 2)	2,644	33
Payable for prospectus and shareholder reports	24,345	1,180
Unrealized depreciation from forward foreign currency contracts	692,375	–
Other liabilities	39,874	315

Total liabilities	5,521,948	105,910

Net assets	$442,225,640	$5,620,844

Analysis of net assets:
Paid-in-capital	$485,256,640	$5,599,847
Total distributable earnings (deficits)A	(43,031,000)	20,997

Net assets	$442,225,640	$5,620,844

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2021

	Frontier Markets Income Fund		NIS Core Plus Bond Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	8,047,861		N/A

Y Class	37,180,404		10,000

Investor Class	5,931,046		N/A

A Class	558,640		10,000

C Class	1,283,175		10,000

R6 Class	N/A		529,691

Net assets:
R5 ClassB	$67,157,974		N/A

Y Class	$310,325,331		$100,422

Investor Class	$49,433,819		N/A

A Class	$4,657,416		$100,424

C Class	$10,651,100		$100,424

R6 Class	N/A		$5,319,574

Net asset value, offering and redemption price per share:
R5 ClassB	$8.34		N/A

Y Class	$8.35		$10.04

Investor Class	$8.33		N/A

A Class	$8.34		$10.04

A Class (offering price)	$8.76		$10.43

C Class	$8.30		$10.04

R6 Class	N/A		$10.04

† Cost of investments in unaffiliated securities	$417,279,083		$5,041,702
‡ Cost of investments in affiliated securities	$21,797,791	$	–
^ Cost of foreign currency	$4,970,130	$	–

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2021

	Frontier Markets Income Fund	NIS Core Plus Bond FundA
Investment income:
Dividend income from affiliated securities (Note 2)	$81,336	$–
Interest income (net of foreign taxes)†	33,062,789	38,861

Total investment income	33,144,125	38,861

Expenses:
Management and sub-advisory fees (Note 2)	3,366,254	10,873
Transfer agent fees:
R5 Class (Note 2)B	16,816	–
Y Class (Note 2)	263,888	1,936
Investor Class	3,745	–
A Class	794	1,899
C Class	1,072	1,899
R6 Class	–	1,968
Custody and fund accounting fees	364,183	8,448
Professional fees	220,915	153,982
Registration fees and expenses	97,414	28,438
Service fees (Note 2):
Investor Class	196,250	–
A Class	4,298	98
C Class	9,684	84
Distribution fees (Note 2):
A Class	10,378	98
C Class	111,014	392
Prospectus and shareholder report expenses	76,331	4,070
Trustee fees (Note 2)	33,974	136
Loan expense (Note 9)	2,082	7
Other expenses	48,234	8,936

Total expenses	4,827,326	223,264

Net fees waived and expenses (reimbursed) / recouped (Note 2)	–	(214,156)

Net expenses	4,827,326	9,108

Net investment income	28,316,799	29,753

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesC	(23,858,554)	(336)
Foreign currency transactions	(1,696,187)	–
Forward foreign currency contracts	(2,030,889)	–
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesD	(826,497)	29,220
Foreign currency transactions	(112,020)	–
Forward foreign currency contracts	(864,749)	–

Net gain (loss) from investments	(29,388,896)	28,884

Net increase (decrease) in net assets resulting from operations	$(1,072,097)	$58,637

† Foreign taxes	$939,384	$–

A Commencement of operations, September 10, 2020 through January 31, 2021.
B Formerly known as Institutional Class.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Frontier Markets Income Fund		NIS Core Plus Bond Fund
	Year Ended January 31, 2021	Year Ended January 31, 2020	September 10, 2020A to January 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$28,316,799	$34,733,338	$29,753
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions and forward foreign currency contracts	(27,585,630)	(1,514,332)	(336)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions and forward foreign currency contracts	(1,803,266)	6,777,779	29,220

Net increase (decrease) in net assets resulting from operations	(1,072,097)	39,996,785	58,637

Distributions to shareholders:
Total retained earnings:
R5 ClassB	(2,178,866)	(5,751,687)	–
Y Class	(8,568,034)	(19,454,443)	(719)
Investor Class	(2,090,969)	(5,098,405)	–
A Class	(112,117)	(266,177)	(620)
C Class	(344,787)	(847,405)	(325)
R6 Class	–	–	(35,976)
Tax return of capital:
R5 ClassB	(2,714,918)	(185,581)	–
Y Class	(11,565,425)	(790,312)	–
Investor Class	(1,945,991)	(191,437)	–
A Class	(177,395)	(11,126)	–
C Class	(390,538)	(32,942)	–

Net distributions to shareholders	(30,089,040)	(32,629,515)	(37,640)

Capital share transactions (Note 10):
Proceeds from sales of shares	169,173,498	274,530,398	599,492
Reinvestment of dividends and distributions	27,813,744	29,820,229	355
Cost of shares redeemed	(189,396,335)	(122,382,975)	–
Redemption fees	204,986	44,873	–

Net increase in net assets from capital share transactions	7,795,893	182,012,525	599,847

Net increase (decrease) in net assets	(23,365,244)	189,379,795	620,844

Net assets:
Beginning of period	465,590,884	276,211,089	5,000,000	C

End of period	$442,225,640	$465,590,884	$5,620,844

A Commencement of operations.
B Formerly known as Institutional Class.
C Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of January 31, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Frontier Markets Income Fund and American Beacon NIS Core Plus Bond Fund (collectively, the “Funds” and individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The American Beacon NIS Core Plus Bond Fund commenced operations on September 10, 2020 and is a separate series of the Trust. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

September 10, 2020 is the commencement date of the A, C, Y, and R6 Classes of the NIS Core Plus Bond Fund made available for sale pursuant to the Fund’s registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the Fund’s Prospectus for more details.

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors-sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors-sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors-sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

Class	Eligible Investors	Minimum Initial Investments

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors-sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Organization and Offering Costs

Organizational costs consist of the costs of forming the NIS Core Plus Bond Fund, drafting the bylaws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of trustees, and were expensed immediately as incurred. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and the amounts of associated filing fees and legal fees associated with the offering. Organizational costs and offering costs are subject to the Fund’s expense limitation agreement discussed in Note 2 and offering costs require amortization over twelve months on a straight-line basis from the commencement of operations. For the period ended January 31, 2021, the Fund recorded $24,571 of organization costs and $29,119 of amortized offering costs.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Frontier Markets Income Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Aberdeen Asset Managers Limited and Global Evolution USA, LLC for the American Beacon Frontier Markets Income Fund and with National Investment Services of America, LLC for the American Beacon NIS Core Plus Bond Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Aberdeen Asset Managers Limited

All Assets	0.50%

Global Evolution USA, LLC

All Assets	0.50%

National Investment Services of America, LLC

First $1.5 billion	0.20%
Over $1.5 billion	0.18%

The Management and Sub-Advisory Fees paid by the Fund for the year ended January 31, 2021 were as follows:

Frontier Markets Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,407,900
Sub-Advisor Fees	0.50%	1,958,354

Total	0.85%	$3,366,254

NIS Core Plus Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$6,919
Sub-Advisor Fees	0.20%	3,954

Total	0.55%	$10,873

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended January 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Frontier Markets Income	$257,883
NIS Core Plus Bond	33

As of January 31, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Frontier Markets Income	$24,772
NIS Core Plus Bond	8

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a January 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	January 31, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	January 31, 2021 Fair Value
U.S. Government Money Market Select Fund	Direct	Frontier Markets Income	$21,797,791	$-	$-	$81,336	$21,797,791

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2021, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Frontier Markets Income	$24,593

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2021, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended January 31, 2021, the Manager waived and/or reimbursed expenses as follows:

	Class	Expense Cap		Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
Fund		2/1/2020 - 5/31/2020	6/1/2020 - 1/31/2021
Frontier Markets Income	R5*	1.15%	N/A	$1,453	$(14,990	)**	2023-2024
Frontier Markets Income	Y	1.21%	N/A	599	(599)		2023-2024
Frontier Markets Income	Investor	N/A	N/A	-	-		2023-2024
Frontier Markets Income	A	N/A	N/A	-	(5,650	)**	2023-2024
Frontier Markets Income	C	N/A	N/A	-	-		2023-2024
NIS Core Plus Bond	Y	N/A	0.53%	5,990	-		2023-2024
NIS Core Plus Bond	A	N/A	0.78%	6,050	-		2023-2024
NIS Core Plus Bond	C	N/A	1.53%	6,036	-		2023-2024
NIS Core Plus Bond	R6	N/A	0.43%	196,080	-		2023-2024

*	Formerly Institutional Class
**	Of these amounts, $19,187 represents Recouped Expenses from prior fiscal years and are reflected in Total Expense on the Statements of Operations.

Of these amounts, $1,243 was disclosed as a Payable for Expense Recoupment on the Statements of Assets and Liabilities at January 31, 2021 for the Frontier Markets Income Fund and $57,669 was disclosed as a Receivable for Expense Reimbursement on the Statements of Assets and Liabilities at January 31, 2021 for the NIS Core Plus Bond Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Frontier Markets Income	$354	$-	$-	2020-2021
Frontier Markets Income	6,242	1,071	-	2021-2022
Frontier Markets Income	12,591	-	-	2022-2023

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended January 31, 2021, RID collected $375 for Frontier Markets Income Fund from the sale of Class A Shares. There were no sales charges collected by RID for the Class A Shares of the NIS Core Plus Bond Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2021, there were no CDSC fees collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2021, CDSC fees of $254 were collected for the Class C Shares of Frontier Markets Income Fund. There were no CDSC fees collected for the Class C Shares of the NIS Core Plus Bond Fund.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of January 31, 2021, one account has been identified as representing an affiliated significant ownership of approximately 89% for the NIS Core Plus Bond Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Asset-Backed Securities

Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, home equity loans and student loans, which pass through

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables or credit card receivables. The NIS Core Plus Bond Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements. The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Commercial Mortgage-Backed Securities

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or passthrough securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations

CMOs and interests in real estate mortgage investment conduits are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage passthrough securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the FNMA, a government-sponsored corporation owned entirely by private stockholders, and the FHLMC, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

Credit-Linked Notes

The Frontier Markets Income Fund may invest in credit-linked notes (“CLNs”). CLNs are derivative debt obligations that are issued by limited purpose entities, such as Special Purpose Vehicles (“SPVs”), or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

it to invest directly. The Fund may invest in CLNs when the Fund’s Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Frontier and Emerging Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Restricted securities outstanding during the year ended January 31, 2021 are disclosed in the Notes to the Schedules of Investments.

Inflation-Indexed Linked Securities

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, and revenue obligations. The Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt”), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund. General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government. Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation. Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations. Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Real Estate Related Investments

A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund’s portfolio. A Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies which involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, London Inter-Bank Offered Rate (“LIBOR”) or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

U.S. Agency Obligations - Federal National Mortgage Association (“FNMA”)

FNMA Guaranteed Mortgage Pass-Through Certificates or Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the year ended January 31, 2021, the Frontier Markets Income Fund entered into forward foreign currency contracts primarily for return enhancement and hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended January 31, 2021
Fund	Purchased Contracts	Sold Contracts
Frontier Markets Income	$16,206,053	$35,713,904

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$451,873	$-	$-	$-	$451,873

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(692,375)	$-	$-	$-	$(692,375)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(2,030,889)	$-	$-	$-	$(2,030,889)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(864,749)	$-	$-	$-	$(864,749)

(1) See Note 3 in the Notes to Financial Statements for additional information.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2021.

Frontier Markets Income Fund

Offsetting of Financial and Derivative Assets as of January 31, 2021:
	Assets	Liabilities
Forward Foreign Currency Contracts	$451,873	$692,375

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$451,873	$692,375

Total derivative assets and liabilities subject to an MNA	$451,873	$692,375

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2021:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged(1)	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$35,322	$(13,630)	$-	$-	$21,692
Citibank, N.A.	7,912	-	-	-	7,912
Deutsche Bank AG	8,049	(8,049)	-	-	-
ICBC Standard Bank PLC	385,131	-	-	310,000	75,131
JPMorgan Chase Bank, N.A.	15,459	(13,681)	-	-	1,778

Total	$451,873	$(35,360)	$-	$310,000	$106,513

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Pledged(1)	Net Amount
Barclays Bank PLC	$13,630	$(13,630)	$-	$-	$-
Deutsche Bank AG	648,104	(8,049)	-	-	640,055
JPMorgan Chase Bank, N.A.	13,681	(13,681)	-	-	-
State Street Bank & Trust Co.	16,960	-	-	-	16,960

Total	$692,375	$(35,360)	$-	$-	$657,015

(1) The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. A Collateralized Mortgage Obligation (“CMO”) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by government agencies, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Frontier Markets Risk

Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value. Additional risks of frontier market securities may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Funds. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Funds’ performance to the extent the Funds are exposed to such interest rates.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

LIBOR Risk

The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR by the end of 2021 with certain U.S. dollar settings of LIBOR to continue into 2023. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on a Fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact a Fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Funds’ performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Because the Funds invest in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Funds generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Municipal Securities Risk

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds, exchange-traded funds (“ETFs”) and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principa when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘FreddieMac’’), Federal Home Loan Bank (‘‘FHLB’’), Federal Farm Credit Bank (“FFCB”), and the Tennessee Valley Authority, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

U.S. Treasury Obligations Risk

The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S.government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2021 for the Frontier Markets Income Fund and the tax year ended January 31, 2021 for NIS Core Plus Bond Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, Management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Frontier Markets Income Fund		NIS Core Plus Bond Fund
	Year Ended January 31, 2021	Year Ended January 31, 2020	From September 10, 2020A to January 31, 2021
Distributions paid from:
Ordinary income*
R5 Class**	$2,178,866	$5,751,687	$-
Y Class	8,568,034	19,454,443	719
Investor Class	2,090,969	5,098,405	-
A Class	112,117	266,177	620
C Class	344,787	847,405	325
R6 Class	-	-	35,976
Return of capital
R5 Class**	2,714,918	185,581	-
Y Class	11,565,425	790,312	-
A Class	1,945,991	191,437	-
C Class	177,395	11,126	-
R6 Class	390,538	32,942	-

Total distributions paid	$30,089,040	$32,629,515	$37,640

A Commencement of operations.

* For tax purposes, short-term capital gains are considered ordinary income distributions.

** Formerly known as Institutional Class.

As of January 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Frontier Markets Income	$442,109,929	$16,982,867	$(35,008,973)	$(18,026,106)
NIS Core Plus Bond	5,046,717	46,831	(22,626)	24,205

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Frontier Markets Income	$(18,026,106)	$-	$(25,004,894)	$-	$-	$(43,031,000)
NIS Core Plus Bond	24,205	8,440	-	(3,428)	(8,220)	20,997

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital losses, premium amortization accruals, the tax deferral of losses from straddles, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from taxable overdistributions as of January 31, 2021:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Frontier Markets Income	$(607,993)	$607,993
NIS Core Plus Bond	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year ended January 31, 2021, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Frontier Markets Income	$3,659,266	$21,345,628
NIS Core Plus Bond	-	-

The Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Fund’s fiscal year end, January 31, 2021. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Fund’s fiscal year, January 31, 2021. For the period ended January 31, 2021, NIS Core Plus Bond Fund deferred $3,428 in short-term capital losses to February 1, 2021.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Frontier Markets Income	$238,109,038	$-	$188,364,914	$-
NIS Core Plus Bond	4,808,171	5,201,848	1,018,478	3,877,643

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2021 were as follows:

Fund	Type of Transaction	January 31, 2020 Shares/Fair Value	Purchases	Sales	January 31, 2021 Shares/Fair Value
Frontier Markets Income	Direct	$31,297,524	$327,139,072	$336,638,805	$21,797,791

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended January 31, 2021, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Year Ended January 31
	2021		2020
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,226,440	$18,111,134	3,338,617	$29,122,162
Reinvestment of dividends	358,726	2,896,472	399,825	3,453,629
Shares redeemed	(2,613,517)	(20,961,587)	(2,868,171)	(24,787,306)
Redemption fees	-	33,383	-	8,602

Net increase (decrease) in shares outstanding	(28,351)	$79,402	870,271	$7,797,087

	Y Class
	Year Ended January 31
	2021		2020
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	15,645,370	$127,354,015	23,563,975	$204,831,707
Reinvestment of dividends	2,472,633	19,998,123	2,321,564	20,058,116
Shares redeemed	(15,330,738)	(120,391,525)	(8,975,647)	(77,509,708)
Redemption fees	-	132,485	-	26,883

Net increase in shares outstanding	2,787,265	$27,093,098	16,909,892	$147,406,998

	Investor Class
	Year Ended January 31
	2021		2020
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,632,209	$21,210,984	4,047,163	$35,054,234
Reinvestment of dividends	490,818	3,963,944	606,567	5,233,427
Shares redeemed	(5,523,028)	(44,013,522)	(1,915,567)	(16,587,248)
Redemption fees	-	31,278	-	7,572

Net increase (decrease) in shares outstanding	(2,400,001)	$(18,807,316)	2,738,163	$23,707,985

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

	A Class
	Year Ended January 31
	2021				2020
Frontier Markets Income Fund	Shares		Amount		Shares	Amount
Shares sold	219,706		$1,801,226		216,868	$1,888,083
Reinvestment of dividends	32,528		262,886		28,278	244,111
Shares redeemed	(177,763)		(1,425,551)		(130,733)	(1,137,187)
Redemption fees	-		1,926		-	423

Net increase in shares outstanding	74,471		$640,487		114,413	$995,430

	C Class
	Year Ended January 31
	2021				2020
Frontier Markets Income Fund	Shares		Amount		Shares	Amount
Shares sold	83,676		$696,139		420,289	$3,634,212
Reinvestment of dividends	86,145		692,319		96,607	830,946
Shares redeemed	(320,231)		(2,604,150)		(273,906)	(2,361,526)
Redemption fees	-		5,914		-	1,393

Net increase (decrease) in shares outstanding	(150,410)		$(1,209,778)		242,990	$2,105,025

	Y Class
	September 10, 2020B to January 31, 2021
NIS Core Plus Bond Fund	Shares		Amount
Shares sold	-	C	$-	C
Reinvestment of dividends	-		-
Shares redeemed	-		-

Net increase in shares outstanding	-		$-

	A Class
	September 10, 2020B to January 31, 2021
NIS Core Plus Bond Fund	Shares		Amount
Shares sold	-	C	$-	C
Reinvestment of dividends	-		-
Shares redeemed	-		-

Net increase in shares outstanding	-		$-

	C Class
	September 10, 2020B to January 31, 2021
NIS Core Plus Bond Fund	Shares		Amount
Shares sold	-	C	$-	C
Reinvestment of dividends	-		-
Shares redeemed	-		-

Net increase in shares outstanding	-		$-

	R6 Class
	September 10, 2020B to January 31, 2021
NIS Core Plus Bond Fund	Shares		Amount
Shares sold	59,656	C	$599,492	C
Reinvestment of dividends	35		355
Shares redeemed	-		-

Net increase in shares outstanding	59,691		$599,847

A	Formerly known as Institutional Class.
B	Commencement of operations.
C

Seed capital was received on September 10, 2020 in the amount of $100,000 for the Y Class, $100,000 for the A Class, $100,000 for the C Class and $4,700,000 for the R6 Class. As a result, shares were issued in the amount of 10,000 for the Y Class, 10,000 for the A Class, 10,000 for the C Class and 470,000 for the R6 Class.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2021

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended January 31,
	2021		2020		2019B		2018	2017

Net asset value, beginning of period	$8.83		$8.68		$9.62		$8.96	$8.35

Income (loss) from investment operations:
Net investment income	0.57		0.76		0.80		0.77	0.88
Net gains (losses) on investments (both realized and unrealized)	(0.45)		0.15		(0.96)		0.61	0.44

Total income (loss) from investment operations	0.12		0.91		(0.16)		1.38	1.32

Less distributions:
Dividends from net investment income	(0.27)		(0.74)		(0.78)		(0.72)	(0.08)
Distributions from net realized gains	-		-		-		-	-
Tax return of capital	(0.34	)C	(0.02	)C	-		-	(0.63	)C

Total distributions	(0.61)		(0.76)		(0.78)		(0.72)	(0.71)

Redemption fees added to beneficial interestsD	-		-		-		-	-

Net asset value, end of period	$8.34		$8.83		$8.68		$9.62	$8.96

Total returnE	1.90%		11.00%		(1.58)%		15.92%	16.20%

Ratios and supplemental data:
Net assets, end of period	$67,157,974		$71,344,608		$62,523,243		$67,653,731	$13,047,515
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.09%		1.11%		1.20%		1.17%	1.40%
Expenses, net of reimbursements or recoupments	1.09%		1.16	%G	1.17	%G	1.15%	1.27	%F
Net investment income, before expense reimbursements or recoupments	7.09%		8.92%		8.87%		9.04%	9.98%
Net investment income, net of reimbursements or recoupments	7.09%		8.87%		8.90%		9.06%	10.11%
Portfolio turnover rate	54%		39%		21%		22%	69%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.15% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,
	2021		2020		2019A		2018	2017

Net asset value, beginning of period	$8.84		$8.68		$9.63		$8.97	$8.34

Income (loss) from investment operations:
Net investment income	0.58		0.77		0.74		0.79	0.90
Net gains (losses) on investments (both realized and unrealized)	(0.46)		0.14		(0.92)		0.58	0.44

Total income (loss) from investment operations	0.12		0.91		(0.18)		1.37	1.34

Less distributions:
Dividends from net investment income	(0.27)		(0.73)		(0.77)		(0.71)	(0.08)
Distributions from net realized gains	-		-		-		-	-
Tax return of capital	(0.34	)B	(0.02	)B	-		-	(0.63	)B

Total distributions	(0.61)		(0.75)		(0.77)		(0.71)	(0.71)

Redemption fees added to beneficial interestsC	-		-		-		-	-

Net asset value, end of period	$8.35		$8.84		$8.68		$9.63	$8.97

Total returnD	1.85%		11.08%		(1.76)%		15.83%	16.37%

Ratios and supplemental data:
Net assets, end of period	$310,325,331		$303,866,061		$151,728,470		$79,007,953	$23,715,300
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.14%		1.19%		1.29%		1.25%	1.48%
Expenses, net of reimbursements or recoupments	1.14%		1.22	%F	1.27	%F	1.25%	1.37	%E
Net investment income, before expense reimbursements or recoupments	7.13%		9.11%		8.79%		8.94%	10.49%
Net investment income, net of reimbursements or recoupments	7.13%		9.08%		8.80%		8.94%	10.61%
Portfolio turnover rate	54%		39%		21%		22%	69%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
F

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.21% and 1.25% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,
	2021		2020		2019A		2018	2017

Net asset value, beginning of period	$8.82		$8.67		$9.61		$8.95	$8.35

Income (loss) from investment operations:
Net investment income	0.57		0.73		0.74		0.78	0.85
Net gains (losses) on investments (both realized and unrealized)	(0.47)		0.15		(0.93)		0.57	0.43

Total income (loss) from investment operations	0.10		0.88		(0.19)		1.35	1.28

Less distributions:
Dividends from net investment income	(0.27)		(0.71)		(0.75)		(0.69)	(0.07)
Distributions from net realized gains	-		-		-		-	-
Tax return of capital	(0.32	)B	(0.02	)B	-		-	(0.61	)B

Total distributions	(0.59)		(0.73)		(0.75)		(0.69)	(0.68)

Redemption fees added to beneficial interestsC	-		-		-		-	-

Net asset value, end of period	$8.33		$8.82		$8.67		$9.61	$8.95

Total returnD	1.56%		10.71%		(1.94)%		15.59%	15.69%

Ratios and supplemental data:
Net assets, end of period	$49,433,819		$73,505,036		$48,475,727		$41,560,845	$20,120,332
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.42%		1.47%		1.52%		1.41%	1.72%
Expenses, net of reimbursements or recoupments	1.42%		1.45	%F	1.52	%F	1.51%	1.63	%E
Net investment income, before expense reimbursements or recoupments	6.77%		8.77%		8.57%		8.73%	9.62%
Net investment income, net of reimbursements or recoupments	6.77%		8.79%		8.57%		8.64%	9.71%
Portfolio turnover rate	54%		39%		21%		22%	69%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
F

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.44% and 1.50% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,
	2021		2020		2019A		2018	2017

Net asset value, beginning of period	$8.83		$8.65		$9.62		$8.96	$8.35

Income (loss) from investment operations:
Net investment income	0.54		0.72		0.75		0.81	0.90
Net gains (losses) on investments (both realized and unrealized)	(0.45)		0.18		(0.98)		0.53	0.39

Total income (loss) from investment operations	0.09		0.90		(0.23)		1.34	1.29

Less distributions:
Dividends from net investment income	(0.25)		(0.70)		(0.74)		(0.68)	(0.07)
Distributions from net realized gains	-		-		-		-	-
Tax return of capital	(0.33	)B	(0.02	)B	-		-	(0.61	)B

Total distributions	(0.58)		(0.72)		(0.74)		(0.68)	(0.68)

Redemption fees added to beneficial interestsC	-		-		-		-	-

Net asset value, end of period	$8.34		$8.83		$8.65		$9.62	$8.96

Total returnD	1.50%		10.89%		(2.31)%		15.51%	15.77%

Ratios and supplemental data:
Net assets, end of period	$4,657,416		$4,275,426		$3,200,206		$3,726,687	$4,648,954
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.55%		1.49%		1.53%		1.48%	1.78%
Expenses, net of reimbursements or recoupments	1.55%		1.41	%F	1.71	%F	1.55%	1.67	%E
Net investment income, before expense reimbursements or recoupments	6.65%		8.53%		8.49%		8.65%	9.85%
Net investment income, net of reimbursements or recoupments	6.65%		8.61%		8.30%		8.58%	9.96%
Portfolio turnover rate	54%		39%		21%		22%	69%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
F

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.40% and 1.69% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,
	2021		2020		2019A		2018	2017

Net asset value, beginning of period	$8.79		$8.64		$9.58		$8.93	$8.34

Income (loss) from investment operations:
Net investment income	0.49		0.68		0.68		0.65	0.83
Net gains (losses) on investments (both realized and unrealized)	(0.45)		0.14		(0.95)		0.62	0.39

Total income (loss) from investment operations	0.04		0.82		(0.27)		1.27	1.22

Less distributions:
Dividends from net investment income	(0.24)		(0.65)		(0.67)		(0.62)	(0.07)
Distributions from net realized gains	-		-		-		-	-
Tax return of capital	(0.29	)B	(0.02	)B	-		-	(0.56	)B

Total distributions	(0.53)		(0.67)		(0.67)		(0.62)	(0.63)

Redemption fees added to beneficial interestsC	-		-		-		-	-

Net asset value, end of period	$8.30		$8.79		$8.64		$9.58	$8.93

Total returnD	0.83%		9.94%		(2.74)%		14.66%	14.90%

Ratios and supplemental data:
Net assets, end of period	$10,651,100		$12,599,753		$10,283,443		$8,398,773	$1,724,982
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.14%		2.18%		2.28%		2.29%	2.55%
Expenses, net of reimbursements or recoupments	2.14%		2.19	%E	2.33	%E	2.30%	2.30%
Net investment income, before expense reimbursements or recoupments	6.09%		7.96%		7.79%		7.81%	8.90%
Net investment income, net of reimbursements or recoupments	6.09%		7.95%		7.75%		7.81%	9.14%
Portfolio turnover rate	54%		39%		21%		22%	69%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 2.17% and 2.30% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	September 10, 2020A to January 31, 2021
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.06
Net gains on investments (both realized and unrealized)	0.05

Total income from investment operations	0.11

Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(0.01)

Total distributions	(0.07)

Net asset value, end of period	$10.04

Total returnB	1.12	%C

Ratios and supplemental data:
Net assets, end of period	$100,422
Ratios to average net assets:
Expenses, before reimbursements or recoupments	15.81	%DE
Expenses, net of reimbursements or recoupments	0.53	%D
Net investment (loss), before expense reimbursements or recoupments	(13.85	)%DE
Net investment income, net of reimbursements or recoupments	1.43	%D
Portfolio turnover rate	103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	September 10, 2020A to January 31, 2021
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.05
Net gains on investments (both realized and unrealized)	0.05

Total income from investment operations	0.10

Less distributions:
Dividends from net investment income	(0.05)
Distributions from net realized gains	(0.01)

Total distributions	(0.06)

Net asset value, end of period	$10.04

Total returnB	1.02	%C

Ratios and supplemental data:
Net assets, end of period	$100,424
Ratios to average net assets:
Expenses, before reimbursements or recoupments	16.22	%DE
Expenses, net of reimbursements or recoupments	0.78	%D
Net investment (loss), before expense reimbursements or recoupments	(14.26	)%DE
Net investment income, net of reimbursements or recoupments	1.18	%D
Portfolio turnover rate	103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	September 10, 2020A to January 31, 2021
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net gains on investments (both realized and unrealized)	0.05

Total income from investment operations	0.07

Less distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	(0.01)

Total distributions	(0.03)

Net asset value, end of period	$10.04

Total returnB	0.72	%C

Ratios and supplemental data:
Net assets, end of period	$100,424
Ratios to average net assets:
Expenses, before reimbursements or recoupments	16.93	%DE
Expenses, net of reimbursements or recoupments	1.53	%D
Net investment (loss), before expense reimbursements or recoupments	(14.97	)%DE
Net investment income, net of reimbursements or recoupments	0.43	%D
Portfolio turnover rate	103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	September 10, 2020A to January 31, 2021
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.06
Net gains on investments (both realized and unrealized)	0.06

Total income from investment operations	0.12

Less distributions:
Dividends from net investment income	(0.07)
Distributions from net realized gains	(0.01)

Total distributions	(0.08)

Net asset value, end of period	$10.04

Total returnB	1.16	%C

Ratios and supplemental data:
Net assets, end of period	$5,319,574
Ratios to average net assets:
Expenses, before reimbursements or recoupments	10.98	%DE
Expenses, net of reimbursements or recoupments	0.43	%D
Net investment (loss), before expense reimbursements or recoupments	(9.01	)%DE
Net investment income, net of reimbursements or recoupments	1.54	%D
Portfolio turnover rate	103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

January 31, 2021 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Frontier Markets Income	N/A
NIS Core Plus Bond	N/A

Qualified Dividend Income:

Frontier Markets Income	N/A
NIS Core Plus Bond	N/A

Long-Term Capital Gain Distributions:

Frontier Markets Income	$-
NIS Core Plus Bond	-

Short-Term Capital Gain Distributions:

Frontier Markets Income	$-
NIS Core Plus Bond	4,013

Return of Capital Distributions:

Frontier Markets Income	$16,794,267
NIS Core Plus Bond	-

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

Disclosures Regarding the Approval of the Management and Investment

Advisory Agreements

January 31, 2021 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At its August 17-18, 2020 meetings via videoconference, the Board of Trustees(the “Board”) of the American Beacon Funds (the “Trust”) considered:

(1) the approval of the Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the Trust, on behalf of the American Beacon NIS Core Plus Bond Fund (the “Fund”), a newly created series of the Trust (the “Management Agreement”); and

(2) the approval of the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Fund, and National Investment Services of America, LLC (the “Subadviser”), the Fund’s proposed subadviser (the “Advisory Agreement”).

Approval of the Management Agreement

Prior to the meeting, information was provided to the Board by the Manager in response to requests from the Board in connection with the Board’s consideration of the Management Agreement for the Fund. The Investment Committee of the Board also met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board at the May 14, 2020 and June 3-4, 2020 Board meetings in connection with the review of the then-current Management Agreement between the Manager and the Trust as it related to the existing series of the Trust (the “Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its August 17-18, 2020 meetings at which the Board considered the approval of the Management Agreement with respect to the Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the Fund: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services to the Fund and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the Fund.

Nature, Extent and Quality of Services. The Board considered that it had reviewed the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 14, 2020 and June 3-4, 2020 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. The Board also considered representations made by the Manager at the Board’s May 14, 2020 and June 3-4, 2020 meetings. At those meetings, the Manager described its disciplined investment approach and goal to provide above-average long-term performance on behalf of the Existing Funds and detailed the culture of compliance and support that reduces risks to the Existing Funds. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the Fund will be consistent with the services provided to the Existing Funds that have a single investment subadviser. In addition, the Board considered the background and experience of key investment

Disclosures Regarding the Approval of the Management and Investment

Advisory Agreements

January 31, 2021 (Unaudited)

personnel who will have primary responsibility for the day-to-day oversight of the Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Fund.

Investment Performance. The Board considered that the Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board also considered that it would review the historical investment performance record relevant to the Fund’s investment professionals in connection with its consideration of the Advisory Agreement.

Costs of the Services Provided to the Fund and the Profits or Losses to Be Realized by the Manager from Its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Fund. The Board then considered that, at assumed estimated initial asset levels, the Manager was projected to incur a pre-tax loss before and after distribution revenues and expenses from its first year of rendering services to the Fund. The Board also considered the amounts of those projected losses. The Board considered the Manager’s explanation regarding its cost allocation methodology in calculating these projections.

Comparisons of the Amounts to Be Paid to the Manager Under the Management Agreement and Other Funds in the Select Peer Group. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by the Manager to other single-subadviser funds in the Trust. The Board considered information provided by the Manager reflecting that the contractual management fee rate proposed by the Manager for the Fund, when combined with the proposed contractual advisory fee rate to be paid to the Subadviser, is higher than the average advisory fee rate paid by peer group funds in the Fund’s potential Morningstar, Inc. category (the “Select Peer Group”). The Board considered that the Manager had contractually agreed to limit the Fund’s total expenses through at least May 31, 2022, at competitive market levels, which are slightly below or above the Select Peer Group averages depending on the share class. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Economies of Scale. The Board considered the Manager’s representation that the proposed management fee rate for the Fund contains breakpoints, which the Manager believes properly reflect economies of scale for the benefit of the Fund’s shareholders.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s representation that it has not identified any material indirect “fall-out” benefits that may accrue to it or its affiliates because of its proposed relationship with the Fund, except that the Manager will benefit from the Fund’s investment of its cash sweep accounts in the American Beacon U.S. Government Money Market Select Fund, a series of the American Beacon Select Funds. The Board also considered the Manager’s representation that its parent company had acquired an ownership interest in the Fund’s proposed Subadviser and that the Manager may benefit to the extent that the Subadviser’s growth contributes to the growth of the Manager’s parent company. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”): (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders were expected to benefit from the Manager’s management of the Fund; and (3) approved the Management Agreement on behalf of the Fund.

Disclosures Regarding the Approval of the Management and Investment

Advisory Agreements

January 31, 2021 (Unaudited)

Approval of the Advisory Agreement

Prior to the August 17-18, 2020 meetings, information was provided to the Board by the Subadviser in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Advisory Agreement. The Investment Committee of the Board also met with representatives of the Subadviser. Provided below is an overview of the primary factors the Board considered at its August 17-18, 2020 meetings at which the Board considered the approval of the Advisory Agreement. In determining whether to approve the Advisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of a composite of similar accounts managed by the Subadviser (the “Composite”); (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Subadviser with other clients; and (6) any other benefits anticipated to be derived by the Subadviser from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Advisory Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the Fund.

Nature, Extent and Quality of the Services to Be Provided by the Subadviser. The Board considered information regarding the Subadviser’s principal business activities, financial condition and overall capabilities to perform the services under the Advisory Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also considered the Subadviser’s investment resources, infrastructure and the adequacy of its compliance program. The Board also took into consideration the Manager’s recommendation of the Subadviser. The Board considered the Subadviser’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by the Subadviser were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the Advisory Agreement.

Performance of the Subadviser. The Board evaluated the information provided by the Subadviser and the Manager regarding the performance of the Composite relative to the performance of an appropriate benchmark index and the funds included in the Select Peer Group. The Board considered representations made by the Subadviser and the Manager that, for various periods ended June 30, 2020, the Composite’s relative performance was favorable. Based on the foregoing information, the Board concluded that the historical investment performance record of the Subadviser supported approval of the Advisory Agreement.

Comparisons of the Amounts to Be Paid Under the Advisory Agreement with Those Under Contracts Between the Subadviser and Its Other Clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by the Subadviser on behalf of the Fund. The Board considered that the Subadviser’s investment advisory fee rate under the Advisory Agreement would be paid to the Subadviser by the Fund. The Board considered the Subadviser’s representation that the advisory fee rate proposed for the Fund is favorable compared to other comparable client accounts. After evaluating this information, the Board concluded that the Subadviser’s advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Disclosures Regarding the Approval of the Management and Investment

Advisory Agreements

January 31, 2021 (Unaudited)

Costs of the Services to Be Provided and Profits to Be Realized by the Subadviser and Its Affiliates from Its Relationship with the Fund. The Board considered the Subadviser’s representation that, at assumed estimated initial asset levels, the Subadviser believes that it will earn a profit with respect to the services that it provides to the Fund during the Fund’s first year of operations. The Board also considered the amount of the projected profit.

Economies of Scale. The Board considered the Subadviser’s representation that it believes that the proposed advisory fee schedule for the Fund, which includes a breakpoint, reflects economies of scale for the benefit of the Fund’s investors.

Benefits to Be Derived by the Subadviser from Its Relationship with the Fund. The Board considered the Subadviser’s representation that it may benefit from soft dollar arrangements that may accrue to it because of the Subadviser’s relationship with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Subadviser by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Subadviser, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Advisory Agreement is in the best interests of the Fund and approved the Advisory Agreement.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-two funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (57)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
Sonia L. Bates (64)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

American Beacon FundsSM

Privacy Policy

January 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Frontier Markets Income Fund and American Beacon NIS Core Plus Bond Fund are service marks of American Beacon Advisors, Inc.

AR 1/21

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2020 to disclose the removal of the American Beacon Sound Point Alternative Lending Fund. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$280,711	1/31/2020
$178,536	1/31/2021

(b)
Audit Related Fees	Fiscal Year Ended
$0	1/31/2020
$0	1/31/2021

(c)
Tax Fees	Fiscal Year Ended
$84,526	1/31/2020
$121,635	1/31/2021

(d)
All Other Fees	Fiscal Year Ended
$0	1/31/2020
$0	1/31/2021

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$84,526	$0	N/A	1/31/2020
$121,635	$0	N/A	1/31/2021

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12 DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: April 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: April 1, 2021

By /s/ Sonia L. Bates
Sonia L. Bates
Treasurer
American Beacon Funds

Date: April 1, 2021